Exhibit 10.2

GMP AMENDMENT

This GMP Amendment amends the Agreement for Guaranteed Maximum Price Construction Services between Owner and Contractor signed by the Owner on January 16, 2013 and the Contractor on February 5, 2013 (the “Agreement”).

Pursuant to Section 3.1 and Addendum 1 of the Agreement, the Owner and Contractor establish a Guaranteed Maximum Price for the Work as set forth below.

The Contractor’s Guaranteed Maximum Price (“GMP”) for the Work is:

One Hundred Nineteen Million, Five Hundred Eighty-One Thousand, One Hundred Eighty-Six and 00/100 Dollars ($119,581,186.00).

In addition to the Agreement, the Guaranteed Maximum Price is based upon the following assumptions:

1.	Allowances as follows:

$1,500,000	for landscaping and irrigation

$5,000,000	for kitchen equipment

$5,990,860	for track relocation and accessories including track irrigation, paddock, winners circle and viewing area

$818,168	for Owner controlled Design Continuation Allowance

All of the above are Owner Controlled Allowances.

The parties will reconcile allowances as part of the close out process at project completion to determine any net adjustments. Any amount remaining unused by the Contractor at the end of the project shall accrue solely to the Owner.

2.	Shared Savings: It is agreed that upon Final Completion, if the GMP (as adjusted by Change Orders) exceeds the actual Cost of the Work plus the Contractor’s Fee, then the amount of such excess shall be referred to herein as the “Savings,” with the Savings to accrue to the benefit of the parties as follows: 50% to Owner, 50% to Contractor, exclusive of Owner Controlled Allowances.

It is further agreed that with respect to Union/MBE Premiums line item estimate of $1,000,000 in the Schedule of Values, any unused funds shall accrue solely to the benefit of the Owner and shall not be subject to the 50/50 shared savings split.

All provisions within the Agreement, including but not limited to Section 3.1.6, are hereby amended to conform to this stated agreement.

3.	It is agreed that the Date of Substantial Completion/Open to the Public is May 1, 2014, subject to extensions of time as may be permitted by the Agreement, including extensions required due to delay in the Owner’s securing of Regulatory Approvals and/or delay in completion of Owner’s responsibilities to the extent same are outside the control of the Contractor.

Liquidated Damages: Fifteen Thousand Dollars ($15,000.00) per day for each day of delay after the fifth (5th) day after the Guaranteed Date of Substantial Completion (as may be modified by time extensions permitted by the Agreement) until Substantial Completion is achieved, up to a total amount of one-half of the Contractor’s Fee.

Savings Clause: Should the Contractor fail to achieve Substantial Completion/Open to the Public by the Guaranteed Date of Substantial Completion of May 1, 2014 (subject to extensions of time as may be permitted by the Agreement), then the Contractor shall not receive the amount of $500,000 from the Contractor’s portion of any shared savings otherwise due the Contractor pursuant to Paragraph 2 above (if any).

The Project Schedule is attached as Exhibit B.

The Project Schedule ties to Exhibit Q, which states the Project’s Design Deliverable Milestones. Exhibit Q is attached hereto and incorporated by reference. It is agreed that the Contractor shall receive an extension of time, day for day, by which the Project is delayed due to the Owner’s design team’s failure to timely comply with the Design Deliverable Milestones only to the extent that it can be proven by the Contractor that Owner and Design Team were unable to provide sufficient supplemental information satisfactory to maintain the overall Construction Schedule.

4.	Construction Contingency: The Construction Contingency is agreed to be $2,491,513.00. The last two sentences of Paragraph 3.1.6 of the Agreement are deleted. To the extent that the Construction Contingency is not depleted at project completion, all remaining funds in the Construction Contingency shall be deemed as “Savings” and distributed between the parties in accordance with the provisions of Paragraph 2 above. This contractor Construction Contingency is included within the current GMP and is completely independent of the Project Contingency. The Project Contingency is excluded from any savings clause calculation.

7.	Supporting Exhibits for GMP Amendment as follows.

Exhibit B:	Project Schedule
Exhibit C:	Contractor’s Personnel
Exhibit D:	Not Used
Exhibit E:	Drawing Log
Exhibit F:	Not Used
Exhibit G:	GMP Bid Estimate & Scope Clarifications
Exhibit Q:	Design Deliverable Milestones

8.	Except to the extent amended by this GMP Amendment, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Agreement for Guaranteed Maximum Price Construction Services to be as executed as of July 12, 2013.

PNK (OHIO), LLC		W.G. YATES & SONS CONSTRUCTION COMPANY

By:	/s/ Anthony Sanfilippo	By:	/s/ Chet Nadolski

Printed Name:	Anthony Sanfilippo	Printed Name:	Chet Nadolski

Title:	Chief Executive Officer	Title:	Senior Vice President

Date:	7/12/13	Date:	07/16/13

PARIC CORPORATION

		By:	/s/ P. Joseph McKee, III

		Printed Name:	P. Joseph McKee, III

		Title:	Chief Executive Officer

		Date:	7-15-13

3

EXHIBIT B

PROJECT SCHEDULE

YATES CONSTRUCTION

River Downs Race Track / Gaming and Entertainment Center 031

Summary Schedule

PARIC

EXPERIENCE EXCELLENCE.

Activity ID Activity Name Original Duration Duration % Complete Start Finish J F A M J J A S O N D J F A M J J

Milestones

1000 Notice to proceed 0 100% 11-19-12 A

1028 Contract Start Date 0 100% 12-19-12 A

1027 Relocated track ready for operation 0 0% 9-29-13

1169 Central plant operational 0 0% 10-8-13

1142 Gaming floor ready for VLTS 0 0% 3-3-14

1166 Grandstand complete 0 0% 4-28-14

1167 Gaming/BOH complete 0 0% 4-29-14

1168 Final inspections/turnover 0 0% 5-1-14

Design Activities

1192 Demo plan for track 3 100% 11-19-12 A 11-21-12 A

1200 Track Relocation CD’s complete 30 25% 2-18-13 A 3-26-13

1207 Site Utilities CD’s complete 30 25% 2-18-13 A 3-26-13

1203 Site civil CD’s complete 30 25% 2-18-13 A 3-26-13

1202 Test pile package (by structural) 0 100% 3-4-13 A

1201 Issue foundation package(piles & pile caps) 0 100% 3-11-13 A

1193 Concrete podium structure CD’s complete 0 0% 3-18-13*

1194 Steel Structure Gaming/BOH CD’s complete 0 0% 3-18-13*

1428 Porte Cochere foundation revisions complete 0 0% 3-28-13*

Actual Work Critical Remaining… Page 1 of 20 Data Date 3-4-13

Remaining Work Milestone

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
1195	Grandstand building Sturcture CD's complete	0	0%		4-1-13*
1209	Track relocation Utilities/Civil CD's complete	0	0%		4-1-13*
1198	Gaming/BOH MEP (central plant , risers, rough in)	0	0%		4-30-13*
1196	Gaming/BOH exterior cladding CD's complete	0	0%		5-1-13*
1197	Grandstand Exterior Cladding CD's complete	0	0%		5-1-13*
1206	Barns/backside buildings CD's complete	0	0%		5-1-13*
1199	Grandstand MEP (rough in)	0	0%		5-17-13*
1204	Gaming/BOH Architectural /Interior finishes CD's complete	0	0%		5-30-13*
1429	FFE support items(light fixtures, signage, etc.)	0	0%		5-30-13*
1426	Gaming/BOH MEP 100% complete	0	0%		6-10-13*
1205	Grandstand Architectural CD's complete	0	0%		7-1-13*
1427	Grandstand MEP 100% complete	0	0%		7-15-13*
1208	Interior Design/FFE CD's Complete	0	0%		7-15-13*
Pre-Construction					
1002	Demo permits	21	100%	11-19-12 A	12-14-12 A
1004	Demo Subcontracting/Process	21	100%	11-19-12 A	12-11-12 A
1015	Track relocation subcontractor selection/contracting/mobilizatic	21	100%	11-19-12 A	12-11-12 A
1001	Mobilize on site	21	100%	12-15-12 A	1-15-13 A
1016	Track relocation permits	16	50%	12-19-12 A	3-11-13
1003	Environmental protection measures in place	21	100%	1-16-13 A	1-18-13 A
1105	Civil/utility permits	28	100%	2-18-13 A	3-4-13 A
1103	Building foundation permits	14	0%	3-5-13 A	3-17-13
1106	Podium Structure Building permits	10	0%	3-18-13	3-27-13
1005	Track upper surface Bidding/Contracting	45	0%	4-2-13	5-16-13
1006	New barn/building permits	8	0%	5-1-13	5-8-13
1007	New barn/building procurement/subcontracting process	45	0%	5-1-13	6-14-13



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Page 2 of 20

Data Date 3-4-13

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
Demolition					
Phase 1					
1008	Demo existing barns	28	100%	1-7-13 A	1-18-13 A
1012	Remove existing track rails/posts/markers	28	100%	1-7-13 A	1-18-13 A
1020	Demo existing grand stand	60	90%	1-14-13 A	3-9-13
1009	Demo existing fences as required	21	100%	1-21-13 A	2-7-13 A
1011	Demo existing parking areas as required	28	50%	2-5-13 A	3-17-13
1029	Demo existing service road as required	45	100%	2-13-13 A	2-15-13 A
Earthwork/Infrastructure					
Phase 1					
1079	Mobilization	12	100%	2-18-13 A	3-1-13 A
1076	Earthwork/Drainage submittals/approvals	12	50%	2-27-13 A	4-16-13
1089	Silt fence/ environmental protection measures	5	100%	2-27-13 A	3-3-13 A
1091	Strip infield stockpile area/cut fill West half	6	10%	3-4-13 A	4-17-13
1094	Gaming building pad and grade	7	10%	3-4-13 A	4-17-13
1090	West Sediment Basin earthwork	2	50%	3-4-13 A	4-11-13
1077	Storm Structure production	20	0%	4-17-13	5-6-13
1095	Stone access roads	7	0%	4-17-13	4-24-13
1096	Fill main entrance area (including surcharge)	12	0%	4-17-13	4-29-13
1092	Strip and stockpile track material	9	0%	4-17-13	4-26-13
1093	Bulk earthwork West track area and pond	20	0%	4-26-13	5-16-13
1411	Storm crew #1 HW15-102	6	0%	5-9-13	5-14-13
1412	Storm crew #1 Ex to 99	3	0%	5-15-13	5-17-13
1097	Cut/Fill balance of track to West parking lot	22	0%	5-16-13	6-7-13



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Page 3 of 20

Data Date 3-4-13

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
1413	Storm crew #1 HW2 to-#60	3	0%	5-22-13	5-24-13
1414	Storm crew #2 HW16 to #118 and tie in	18	0%	5-22-13	6-8-13
1416	Storm crew #1 HW1 to 4	6	0%	5-25-13	5-30-13
1417	Storm crew #1 #3 to #31	2	0%	5-31-13	6-1-13
1418	Storm crew #1 HW3-HW12 crossing track 5	5	0%	6-2-13	6-6-13
1420	Storm crew #1 #31 to #58 West Lot North Area	9	0%	6-7-13	6-15-13
1098	Track underdrain crew	15	0%	6-7-13	6-22-13
1099	Strip and stock topsoil balance of site	7	0%	6-7-13	6-14-13
1415	Storm crew #2 #60 to #63 and #60 to #95 partial N lot drainage	10	0%	6-9-13	6-18-13
1100	Balance of site cut to fill	27	0%	6-14-13	7-11-13
1421	Storm crew #1 #4 to #30 West lot South Area	15	0%	6-16-13	6-30-13
1419	Storm crew #2 #108 to #152 SE area drainage	16	0%	6-19-13	7-4-13
1422	Storm crew #1 #113 to #134 Barn area drainage	12	0%	7-1-13	7-12-13
1423	Storm crew #2 #63 to #87 drainage at south of building pad	9	0%	7-5-13	7-13-13
1101	Grade pond and swales	6	0%	7-11-13	7-17-13
1424	Storm crew #2 #63 to #74 drainage at North of building pad	11	0%	7-14-13	7-24-13
1102	East Barn Area	14	0%	7-17-13	7-31-13
1104	Back pavement and curb islands	18	0%	7-31-13	8-18-13
1220	Landscape/infield grading	24	0%	8-3-13	8-27-13
Construction					
Phase 1					
Race Track					
1080	Dirt Track layout	3	0%	3-26-13	3-29-13
1082	Install aggregate subbase Section 1	42	0%	6-7-13	7-19-13
1180	Install aggregate subbase Section 3	42	0%	6-7-13	7-19-13
1083	Clay base course Section 1	42	0%	6-22-13	8-3-13
1181	Clay base course Section 3	42	0%	6-22-13	8-3-13
1084	Sand cushion course Section 1	42	0%	7-7-13	8-18-13


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Data Date 3-4-13

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
1182	Sand cushion course Section 3	42	0%	7-7-13	8-18-13
1109	New service road	70	0%	7-19-13	9-27-13
1176	Install aggregate subbase Section 2	42	0%	7-19-13	8-30-13
1184	Install aggregate subbase Section 4	42	0%	7-19-13	8-30-13
1177	Clay base course Section 2	42	0%	8-3-13	9-14-13
1185	Clay base course Section 4	42	0%	8-3-13	9-14-13
1178	Sand cushion course Section 2	42	0%	8-18-13	9-29-13
1186	Sand cushion course Section 4	42	0%	8-18-13	9-29-13
1214	Turf track grassing	60	0%	9-2-13*	10-31-13
1085	Install rails	28	0%	9-14-13	10-12-13
1087	landscaping/grassing	60	0%	10-2-13	11-30-13
1086	Install mile markers/finish posts	7	0%	10-12-13	10-19-13
1088	Clean/Punch/Inspection/turnover	12	0%	12-1-13	12-12-13
New 550 Stall Barns					
1017	Site Prep	14	0%	6-15-13	6-28-13
1018	Foundations (shallow)	28	0%	6-22-13	7-19-13
1019	MEP underground rough-in	28	0%	7-6-13	8-2-13
1021	Structure erection	72	0%	7-6-13	9-15-13
1022	Stall fit out	72	0%	7-20-13	9-29-13
1023	MEP installations	72	0%	8-3-13	10-13-13
1024	Accessories/trim out/clean/punch	90	0%	8-17-13	11-14-13
1025	Inspections/Turnover	15	0%	11-15-13	11-29-13
New Maintenance Facility					
1042	Site Prep	4	0%	6-7-13	6-10-13
1043	Foundations (shallow)	14	0%	6-14-13	6-27-13
1044	MEP underground rough-in	14	0%	6-17-13	6-30-13
1045	Slab on grade	14	0%	6-28-13	7-11-13



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Page 5 of 20

Data Date 3-4-13

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
1046	Structure erection	28	0%	7-12-13	8-8-13
1047	MEP/Equipment installations	35	0%	8-9-13	9-12-13
1049	Exterior finishes	14	0%	8-9-13	8-22-13
1048	Interior finishes	28	0%	8-23-13	9-19-13
1050	Trim out/clean/punch	10	0%	9-20-13	9-29-13
1051	Inspections/Turnover	3	0%	9-27-13	9-29-13
New Test Barn					
1052	Site Prep	7	0%	6-11-13	6-17-13
1053	Foundations (shallow)	14	0%	6-18-13	7-1-13
1054	MEP underground rough-in	14	0%	7-2-13	7-15-13
1056	Structure erection	42	0%	7-16-13	8-26-13
1057	Stall fit out	56	0%	7-30-13	9-23-13
1058	MEP installations	56	0%	7-30-13	9-23-13
1059	Accessories/trim out/clean/punch	14	0%	9-24-13	10-7-13
1060	Inspections/Turnover	3	0%	10-8-13	10-10-13
New Receiving Barn					
1061	Site Prep	7	0%	6-18-13	6-24-13
1062	Foundations (shallow)	14	0%	6-25-13	7-8-13
1063	MEP underground rough-in	14	0%	7-9-13	7-22-13
1065	Structure erection	56	0%	7-23-13	9-16-13
1066	Stall fit out	56	0%	8-6-13	9-30-13
1067	MEP installations	42	0%	8-6-13	9-16-13
1068	Accessories/trim out/clean/punch	14	0%	10-1-13	10-14-13
1069	Inspections/Turnover	3	0%	10-15-13	10-17-13
Mobile Housing Units					


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Page 6 of 20

Data Date 3-4-13

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
1032	Site Prep/layout	7	0%	5-31-13	6-6-13
1034	MEP underground rough-in	24	0%	6-7-13	6-30-13
1035	Aggregate Base	28	0%	6-21-13	7-18-13
1036	Fine grading	7	0%	7-19-13	7-25-13
1037	Procure units	84	0%	7-26-13	10-17-13
1038	Install units	35	0%	10-18-13	11-21-13
1039	Accessories/trim out/clean/punch	10	0%	11-22-13	12-1-13
1040	Inspections/Turnover	3	0%	11-29-13	12-1-13
Existing Barn Upgrades					
1030	Upgrade/Refurbish existing barns	90	0%	5-31-13	8-28-13
New CAFO					
1031	CAFO layout	1	0%	8-29-13	8-29-13
1033	Site prep/fine grading	4	0%	8-30-13	9-2-13
1041	Form Footings/slab	10	0%	9-3-13	9-12-13
1055	Vapor barrier	1	0%	9-13-13	9-13-13
1064	Reinforcing steel	3	0%	9-14-13	9-16-13
1070	Pour/Finish-- Slab/footings	1	0%	9-17-13	9-17-13
1071	Form kneewalls	12	0%	9-20-13	10-1-13
1072	Reinforcing in kneewalls	12	0%	9-21-13	10-2-13
1073	Pour/finish kneewalls	12	0%	9-22-13	10-3-13
1074	Strip forms/touch up	2	0%	10-4-13	10-5-13
1075	Final inspection/turnover	1	0%	10-6-13	10-6-13
Phase 2					
Gaming/BOH Building					
1108	Piling	30	0%	3-18-13	4-16-13


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Remaining Work — Milestone

Page 7 of 20

Data Date 3-4-13

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
1110	Pile caps/foundations/grade beams	30	0%	3-28-13	4-26-13
1111	Structure(verticals/columns) to gaming level/BOH level 1	45	0%	4-12-13	5-26-13
1112	Service level slab/paving/docks	60	0%	4-22-13	6-20-13
1113	Gaming/BOH level 1 elevated deck	45	0%	5-12-13	6-25-13
1120	Fill for porte cochere	21	0%	5-31-13	6-20-13
1114	Gaming structural steel erection	42	0%	6-11-13	7-22-13
1121	Porte Cochere structure	75	0%	6-21-13	9-3-13
1115	Gaming roof deck	28	0%	7-9-13	8-5-13
1116	BOH level 1& 2 structural steel erection	49	0%	7-16-13	9-2-13
1119	Roofing all areas	60	0%	8-6-13	10-4-13
1174	Exterior Framing/Sheathing Gaming areas	30	0%	8-6-13	9-4-13
1117	BOH roof deck	28	0%	8-15-13	9-11-13
1118	Set mechanical equipment (central plant)	28	0%	8-15-13	9-11-13
1173	BOH Mezz level deck	20	0%	8-15-13	9-3-13
1126	MEP rough in for Central Plant	45	0%	8-25-13	10-8-13
1125	Interior MEP rough in for Gaming	90	0%	9-4-13	12-2-13
1129	Interior framing/drop ceilings for Gaming	30	0%	9-4-13	10-3-13
1123	Exterior framing/sheathing BOH	90	0%	9-12-13	12-10-13
1127	MEP rough in BOH	45	0%	9-12-13	10-26-13
1124	Exterior EFIS/panels/split face/glass&glazing	120	0%	9-22-13	1-19-14
1128	Gaming raised flooring system (Walker duct)	28	0%	9-25-13	10-22-13
1131	Kitchen equipment	60	0%	10-4-13	12-2-13
1132	Interior finishes/theming for Gaming/restraunts	150	0%	10-4-13	3-2-14
1134	Service bars/restrooms	90	0%	10-4-13	1-1-14
1135	IDF rooms	60	0%	10-4-13	12-2-13
1130	Interior framing BOH	28	0%	10-12-13	11-8-13
1122	Porte Cochere finishes/paving/landscaping	150	0%	11-3-13	4-1-14
1137	Warehouse/BOH finishes/trim out	120	0%	11-9-13	3-8-14
1136	MEP trim outs	120	0%	12-3-13	4-1-14
1133	Flooring/VLT bases for gaming	21	0%	2-11-14	3-3-14


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Critical Remaining ...
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Milestone

Page 8 of 20

Data Date 3-4-13

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
1138	Install VLTS/testing	60	0%	2-16-14	4-16-14
1140	Warehouse FFE/ equipment	14	0%	3-9-14	3-22-14
1139	Kitchen burn in / training/FFE	28	0%	4-2-14	4-29-14
Grand Stand Building					
1141	Piling installation	21	0%	4-7-13	4-27-13
1143	Pile caps/grade beams	21	0%	4-14-13	5-4-13
1144	Slab on grade(grandstand service level)	28	0%	5-31-13	6-27-13
1145	Jockey locker room knee walls	14	0%	6-28-13	7-11-13
1148	Columns/vertical to Gaming level (inc. promenade)	35	0%	6-28-13	8-1-13
1146	Back fill under jockey locker room slab	4	0%	7-12-13	7-15-13
1147	Jockey locker room slab	14	0%	7-16-13	7-29-13
1149	Grandstand gaming level elevated deck	35	0%	7-18-13	8-21-13
1150	Columns/verticals to crows nest level	25	0%	8-7-13	8-31-13
1151	Elevated deck at crows nest level	45	0%	8-22-13	10-5-13
1153	Set Precast for grandstand seating levels	28	0%	10-6-13	11-2-13
1156	MEP Rough ins	60	0%	10-6-13	12-4-13
1157	Interior framing/partition walls	30	0%	10-6-13	11-4-13
1152	Roof truss/steel erection	42	0%	11-3-13	12-14-13
1155	Exterior finishes	90	0%	11-3-13	1-31-14
1159	Jockey locker room finishes	90	0%	11-5-13	2-2-14
1154	Roofing	30	0%	11-23-13	12-22-13
1160	Finishes & fit out	90	0%	12-15-13	3-14-14
1162	Crows nest framing	14	0%	12-23-13	1-5-14
1165	Seating/concourse area finishes	75	0%	12-23-13	3-7-14
1163	Crows nest MEP/equipment installation	30	0%	1-6-14	2-4-14
1164	Crows nest finishes/FFE	60	0%	1-6-14	3-6-14
1158	Concessions/restrooms finishes	60	0%	2-1-14	4-1-14
1161	Gaming equipment/FFE	60	0%	2-28-14	4-28-14



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Page 9 of 20

Data Date 3-4-13

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
New Permanent Paddock					
1170	Complete new permanent paddock Area	60	0%	12-23-13	2-20-14
Parking Lots					
1171	Parking lots/hardscape/landscape	120	0%	12-3-13	4-1-14
1187	Demo Existing OTB facility	21	0%	5-12-14	6-1-14
1188	Complete small parking area in way of existing OTB	35	0%	6-2-14	7-6-14
New Permanent Toteboard					
1172	Relocate permanent toteboard	30	0%	12-23-13	1-21-14
Podium Concrete Details					
Sitework					
1189	Building pad to grade	30	0%	3-11-13*	4-9-13
1190	Porte-Cochere area fill/place surcharge	14	0%	3-11-13	3-24-13
1191	Surcharge	30	0%	3-25-13	4-23-13
1308	Remove surcharge	5	0%	4-24-13	4-28-13
Structural					
1210	Piling Rig #1 (Section 1A thru 8A)	20	0%	3-18-13	4-6-13
1425	Piling Rig #2 (Section 1B thru 8B)	20	0%	3-22-13	4-10-13
1211	Pile caps/Grade beams	25	0%	3-22-13	4-26-13
1404	Remaining Pilings(in way of surcharge)	18	0%	4-29-13	5-16-13
1405	Pile Caps/Grade Beams(in way of surcharge)	18	0%	5-9-13	5-26-13
1406	Retaining Wall	20	0%	5-18-13	6-6-13
Section 1A					
1430	Columns/Verticals to podium deck	3	0%	3-26-13	3-29-13
1431	Form deck	10	0%	3-29-13	4-12-13


J F A M J J A S O N D J F A M J J

Actual Work — Critical Remaining ...
Remaining Work ◆ ◆ Milestone

Page 10 of 20

Data Date 3-4-13

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
1432	Plumbing rough in on deck	2	0%	4-5-13	4-9-13
1433	HVAC rough in on deck	2	0%	4-5-13	4-9-13
1434	Electrical rough in on deck	3	0%	4-5-13	4-10-13
1435	Place Rebar	5	0%	4-9-13	4-16-13
1436	Prep/Form	3	0%	4-11-13	4-16-13
1437	Place and finish concrete deck	1	0%	4-16-13	4-17-13
Section 2A					
1439	Columns/Verticals to podium deck	3	0%	3-29-13	4-3-13
1440	Form deck	10	0%	4-12-13	4-26-13
1441	Plumbing rough in on deck	2	0%	4-19-13	4-23-13
1442	HVAC rough in on deck	2	0%	4-19-13	4-23-13
1443	Electrical rough in on deck	3	0%	4-19-13	4-24-13
1444	Place Rebar	5	0%	4-23-13	4-30-13
1445	Prep/Form	3	0%	4-25-13	4-30-13
1446	Place and finish concrete deck	1	0%	4-30-13	5-1-13
Section 3A					
1448	Columns/Verticals to podium deck	3	0%	4-3-13	4-8-13
1449	Form deck	5	0%	4-26-13	5-3-13
1450	Plumbing rough in on deck	2	0%	4-29-13	5-1-13
1451	HVAC rough in on deck	2	0%	4-29-13	5-1-13
1452	Electrical rough in on deck	3	0%	4-29-13	5-2-13
1453	Place Rebar	4	0%	5-1-13	5-7-13
1454	Prep/Form	2	0%	5-3-13	5-7-13
1455	Place and finish concrete deck	1	0%	5-7-13	5-8-13
Section 4A					
1461	Columns/Verticals to podium deck	3	0%	4-8-13	4-11-13
1462	Form deck	5	0%	5-3-13	5-10-13
1463	Plumbing rough in on deck	2	0%	5-6-13	5-8-13
1464	HVAC rough in on deck	2	0%	5-6-13	5-8-13
1465	Electrical rough in on deck	3	0%	5-6-13	5-9-13



Actual Work
Critical Remaining ...
Remaining Work
Milestone

Page 11 of 20

Data Date 3-4-13
Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
1466	Place Rebar	4	0%	5-8-13	5-14-13
1467	Prep/Form	2	0%	5-10-13	5-14-13
1468	Place and finish concrete deck	1	0%	5-14-13	5-15-13
Section 5A					
1469	Columns/Verticals to podium deck	3	0%	4-11-13	4-16-13
1470	Form deck	5	0%	5-10-13	5-17-13
1471	Plumbing rough in on deck	2	0%	5-13-13	5-15-13
1472	HVAC rough in on deck	2	0%	5-13-13	5-15-13
1473	Electrical rough in on deck	3	0%	5-13-13	5-16-13
1474	Place Rebar	4	0%	5-15-13	5-21-13
1475	Prep/Form	2	0%	5-17-13	5-21-13
1476	Place and finish concrete deck	1	0%	5-21-13	5-22-13
Section 6A					
1477	Columns/Verticals to podium deck	3	0%	4-16-13	4-19-13
1478	Form deck	5	0%	5-17-13	5-24-13
1479	Plumbing rough in on deck	2	0%	5-20-13	5-22-13
1480	HVAC rough in on deck	2	0%	5-20-13	5-22-13
1481	Electrical rough in on deck	3	0%	5-20-13	5-23-13
1482	Place Rebar	4	0%	5-22-13	5-28-13
1483	Prep/Form	2	0%	5-24-13	5-28-13
1484	Place and finish concrete deck	1	0%	5-28-13	5-29-13
Section 7A					
1485	Columns/Verticals to podium deck	3	0%	6-6-13	6-11-13
1486	Form deck	5	0%	6-11-13	6-18-13
1487	Plumbing rough in on deck	2	0%	6-12-13	6-14-13
1488	HVAC rough in on deck	2	0%	6-12-13	6-14-13
1489	Electrical rough in on deck	3	0%	6-12-13	6-17-13
1490	Place Rebar	4	0%	6-14-13	6-20-13
1491	Prep/Form	2	0%	6-18-13	6-20-13
1492	Place and finish concrete deck	1	0%	6-20-13	6-21-13
Section 8A					



Actual Work　Critical Remaining ...

Remaining Work　◆ Milestone

Page 12 of 20

Data Date 3-4-13

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
1493	Columns/Verticals to podium deck	3	0%	6-11-13	6-14-13
1494	Form deck	5	0%	6-18-13	6-25-13
1495	Plumbing rough in on deck	2	0%	6-19-13	6-21-13
1496	HVAC rough in on deck	2	0%	6-19-13	6-21-13
1497	Electrical rough in on deck	3	0%	6-19-13	6-24-13
1498	Place Rebar	4	0%	6-21-13	6-27-13
1499	Prep/Form	2	0%	6-25-13	6-27-13
1500	Place and finish concrete deck	1	0%	6-27-13	6-28-13
Porte Cochere					
1501	Grade Beams/footings	1	0%	6-6-13	6-7-13
1573	Form SOG	10	0%	6-28-13	7-12-13
1574	Plumbing rough in SOG	4	0%	6-28-13	7-4-13
1575	Electrical rough in SOG	4	0%	7-1-13	7-5-13
1576	Vapor Barrier SOG	1	0%	7-5-13	7-8-13
1577	Reinforcing for SOG	5	0%	7-8-13	7-15-13
1578	Pour/Finish SOG	1	0%	7-15-13	7-16-13
Section 1B					
1509	Columns/Verticals to podium deck	3	0%	4-1-13	4-3-13
1510	Form deck	8	0%	4-5-13	4-16-13
1511	Plumbing rough in on deck	2	0%	4-10-13	4-11-13
1512	HVAC rough in on deck	2	0%	4-10-13	4-11-13
1513	Electrical rough in on deck	3	0%	4-10-13	4-12-13
1514	Place Rebar	4	0%	4-12-13	4-17-13
1515	Prep/Form	3	0%	4-17-13	4-19-13
1516	Place and finish concrete deck	1	0%	4-22-13	4-22-13
Section 2B					
1517	Columns/Verticals to podium deck	3	0%	4-4-13	4-8-13
1518	Form deck	8	0%	4-17-13	4-26-13
1519	Plumbing rough in on deck	2	0%	4-22-13	4-23-13
1520	HVAC rough in on deck	2	0%	4-22-13	4-23-13



Actual Work — Critical Remaining ...
Remaining Work — ◆ Milestone

Page 13 of 20

Data Date 3-4-13

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
1521	Electrical rough in on deck	3	0%	4-22-13	4-24-13
1522	Place Rebar	4	0%	4-24-13	4-29-13
1523	Prep/Form	3	0%	4-29-13	5-1-13
1524	Place and finish concrete deck	1	0%	5-2-13	5-2-13
Section 3B					
1525	Columns/Verticals to podium deck	3	0%	4-9-13	4-11-13
1526	Form deck	5	0%	4-29-13	5-3-13
1527	Plumbing rough in on deck	2	0%	4-30-13	5-1-13
1528	HVAC rough in on deck	2	0%	4-30-13	5-1-13
1529	Electrical rough in on deck	3	0%	4-30-13	5-2-13
1530	Place Rebar	4	0%	5-2-13	5-7-13
1531	Prep/Form	2	0%	5-6-13	5-7-13
1532	Place and finish concrete deck	1	0%	5-8-13	5-8-13
Section 4B					
1533	Columns/Verticals to podium deck	3	0%	4-12-13	4-16-13
1534	Form deck	5	0%	5-6-13	5-10-13
1535	Plumbing rough in on deck	2	0%	5-7-13	5-8-13
1536	HVAC rough in on deck	2	0%	5-7-13	5-8-13
1537	Electrical rough in on deck	3	0%	5-7-13	5-9-13
1538	Place Rebar	4	0%	5-9-13	5-14-13
1539	Prep/Form	2	0%	5-13-13	5-14-13
1540	Place and finish concrete deck	1	0%	5-15-13	5-15-13
Section 5B					
1541	Columns/Verticals to podium deck	3	0%	4-17-13	4-19-13
1542	Form deck	5	0%	5-13-13	5-17-13
1543	Plumbing rough in on deck	2	0%	5-14-13	5-15-13
1544	HVAC rough in on deck	2	0%	5-14-13	5-15-13
1545	Electrical rough in on deck	3	0%	5-14-13	5-16-13
1546	Place Rebar	4	0%	5-16-13	5-21-13
1547	Prep/Form	2	0%	5-20-13	5-21-13


J F A M J J A S O N D J F A M J J

Actual Work — Critical Remaining ...
Remaining Work ◆ — ◆ Milestone

Page 14 of 20

Data Date 3-4-13

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
1548	Place and finish concrete deck	1	0%	5-22-13	5-22-13
Section 6B					
1549	Columns/Verticals to podium deck	3	0%	4-22-13	4-24-13
1550	Form deck	5	0%	5-20-13	5-24-13
1551	Plumbing rough in on deck	2	0%	5-21-13	5-22-13
1552	HVAC rough in on deck	2	0%	5-21-13	5-22-13
1553	Electrical rough in on deck	3	0%	5-21-13	5-23-13
1554	Place Rebar	4	0%	5-23-13	5-28-13
1555	Prep/Form	2	0%	5-27-13	5-28-13
1556	Place and finish concrete deck	1	0%	5-29-13	5-29-13
Section 7B					
1557	Columns/Verticals to podium deck	3	0%	4-25-13	4-29-13
1558	Form deck	5	0%	5-27-13	5-31-13
1559	Plumbing rough in on deck	2	0%	5-28-13	5-29-13
1560	HVAC rough in on deck	2	0%	5-28-13	5-29-13
1561	Electrical rough in on deck	3	0%	5-28-13	5-30-13
1562	Place Rebar	4	0%	5-30-13	6-4-13
1563	Prep/Form	2	0%	6-3-13	6-4-13
1564	Place and finish concrete deck	1	0%	6-5-13	6-5-13
Section 8B					
1565	Columns/Verticals to podium deck	3	0%	6-14-13	6-19-13
1566	Form deck	5	0%	6-25-13	7-2-13
1567	Plumbing rough in on deck	2	0%	6-26-13	6-28-13
1568	HVAC rough in on deck	2	0%	6-26-13	6-28-13
1569	Electrical rough in on deck	3	0%	6-26-13	7-1-13
1570	Place Rebar	4	0%	6-28-13	7-4-13
1571	Prep/Form	2	0%	7-2-13	7-4-13
1572	Place and finish concrete deck	1	0%	7-4-13	7-5-13
Steel Seq. 11					
1579	Produce shop drawings	15	0%	3-18-13*	4-5-13
1595	Shop drawing approvals	5	0%	4-8-13	4-12-13



Actual Work — Critical Remaining ...
Remaining Work ◆ — ◆ Milestone

Page 15 of 20

Data Date 3-4-13

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
1596	Scrub/program	10	0%	4-15-13	4-26-13
1597	Procure/Fabricate steel	32	0%	4-29-13	6-11-13
1598	Delivery/unload/shake out	2	0%	6-12-13	6-13-13
1599	Erect Steel	3	0%	6-14-13	6-18-13
1600	Bolt/ Detail/ Deck	3	0%	6-19-13	6-21-13
Steel Seq. 12					
1601	Produce shop drawings	15	0%	3-18-13	4-5-13
1602	Shop drawing approvals	5	0%	4-8-13	4-12-13
1603	Scrub/program	10	0%	4-15-13	4-26-13
1604	Procure/Fabricate steel	35	0%	4-29-13	6-14-13
1605	Delivery/unload/shake out	2	0%	6-17-13	6-18-13
1606	Erect Steel	4	0%	6-19-13	6-24-13
1607	Bolt/ Detail/ Deck	4	0%	6-25-13	6-28-13
Steel Seq. 13					
1608	Produce shop drawings	20	0%	3-18-13	4-12-13
1609	Shop drawing approvals	5	0%	4-15-13	4-19-13
1610	Scrub/program	10	0%	4-22-13	5-3-13
1611	Procure/Fabricate steel	34	0%	5-6-13	6-20-13
1612	Delivery/unload/shake out	2	0%	6-21-13	6-24-13
1613	Erect Steel	4	0%	6-25-13	6-28-13
1614	Bolt/ Detail/ Deck	5	0%	7-1-13	7-5-13
Steel Seq. 14					
1615	Produce shop drawings	25	0%	3-18-13	4-19-13
1616	Shop drawing approvals	5	0%	4-22-13	4-26-13
1617	Scrub/program	10	0%	4-29-13	5-10-13
1618	Procure/Fabricate steel	32	0%	5-13-13	6-25-13
1619	Delivery/unload/shake out	3	0%	6-26-13	6-28-13
1620	Erect Steel	5	0%	7-1-13	7-5-13
1621	Bolt/ Detail/ Deck	5	0%	7-8-13	7-12-13
Steel Seq. 15					
1622	Produce shop drawings	30	0%	3-18-13	4-26-13



J F A M J J A S O N D J F A M J J

Actual Work   Critical Remaining ...
Remaining Work ◆   ◆ Milestone

Page 16 of 20

Data Date 3-4-13

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
1623	Shop drawing approvals	5	0%	4-29-13	5-3-13
1624	Scrub/program	10	0%	5-6-13	5-17-13
1625	Procure/Fabricate steel	31	0%	5-20-13	7-1-13
1626	Delivery/unload/shake out	4	0%	7-2-13	7-5-13
1627	Erect Steel	5	0%	7-8-13	7-12-13
1628	Bolt/ Detail/ Deck	5	0%	7-15-13	7-19-13
Steel Seq. 16					
1629	Produce shop drawings	30	0%	3-25-13	5-3-13
1630	Shop drawing approvals	5	0%	5-6-13	5-10-13
1631	Scrub/program	10	0%	5-13-13	5-24-13
1632	Procure/Fabricate steel	34	0%	5-27-13	7-11-13
1633	Delivery/unload/shake out	2	0%	7-12-13	7-15-13
1634	Erect Steel	4	0%	7-16-13	7-19-13
1635	Bolt/ Detail/ Deck	5	0%	7-22-13	7-26-13
Steel Seq. 17.1					
1636	Produce shop drawings	30	0%	4-1-13	5-10-13
1637	Shop drawing approvals	5	0%	5-13-13	5-17-13
1638	Scrub/program	10	0%	5-20-13	5-31-13
1639	Procure/Fabricate steel	32	0%	6-3-13	7-16-13
1640	Delivery/unload/shake out	3	0%	7-17-13	7-19-13
1641	Erect Steel	7	0%	7-22-13	7-30-13
1642	Bolt/ Detail/ Deck	5	0%	7-31-13	8-6-13
Steel Seq. 18 Porte Cohere					
1643	Produce shop drawings	30	0%	4-8-13	5-17-13
1644	Shop drawing approvals	5	0%	5-20-13	5-24-13
1645	Scrub/program	10	0%	5-27-13	6-7-13
1646	Procure/Fabricate steel	34	0%	6-10-13	7-25-13
1647	Delivery/unload/shake out	2	0%	7-26-13	7-29-13
1648	Erect Steel	4	0%	7-30-13	8-2-13
1649	Bolt/ Detail/ Deck	5	0%	8-5-13	8-9-13
Steel Seq. 21					



Actual Work — Critical Remaining ...
Remaining Work — Milestone

Page 17 of 20

Data Date 3-4-13

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
1650	Produce shop drawings	20	0%	3-18-13	4-12-13
1651	Shop drawing approvals	5	0%	4-15-13	4-19-13
1652	Scrub/program	10	0%	4-22-13	5-3-13
1653	Procure/Fabricate steel	31	0%	5-6-13	6-17-13
1654	Delivery/unload/shake out	3	0%	6-18-13	6-20-13
1655	Erect Steel	7	0%	6-21-13	7-1-13
1656	Bolt/ Detail/ Deck	6	0%	7-2-13	7-9-13
Steel seq. 21.1 Operable Partition Framing					
1657	Produce shop drawings	20	0%	3-18-13	4-12-13
1658	Shop drawing approvals	5	0%	4-15-13	4-19-13
1659	Scrub/program	10	0%	4-22-13	5-3-13
1660	Procure/Fabricate steel	39	0%	5-6-13	6-27-13
1661	Delivery/unload/shake out	2	0%	6-28-13	7-1-13
1662	Erect Steel	4	0%	7-2-13	7-5-13
1663	Bolt/ Detail/ Deck	2	0%	7-8-13	7-9-13
Steel Seq. 22					
1664	Produce shop drawings	20	0%	3-25-13	4-19-13
1665	Shop drawing approvals	5	0%	4-22-13	4-26-13
1666	Scrub/program	10	0%	4-29-13	5-10-13
1667	Procure/Fabricate steel	34	0%	5-13-13	6-27-13
1668	Delivery/unload/shake out	2	0%	6-28-13	7-1-13
1669	Erect Steel	2	0%	7-2-13	7-3-13
1670	Bolt/ Detail/ Deck	3	0%	7-10-13	7-12-13
Steel Seq. 23					
1671	Produce shop drawings	20	0%	4-1-13	4-26-13
1672	Shop drawing approvals	5	0%	4-29-13	5-3-13
1673	Scrub/program	10	0%	5-6-13	5-17-13
1674	Procure/Fabricate steel	31	0%	5-20-13	7-1-13
1675	Delivery/unload/shake out	2	0%	7-2-13	7-3-13
1676	Erect Steel	4	0%	7-4-13	7-9-13



Actual Work — Critical Remaining ...
Remaining Work ◆ ◆ Milestone

Page 18 of 20

Data Date 3-4-13

Date 3-22-13

Activity ID	Activity Name	Original Duration	Duration % Complete	Start	Finish
1677	Bolt/ Detail/ Deck	3	0%	7-15-13	7-17-13
Steel Seq..24					
1678	Produce shop drawings	20	0%	4-8-13	5-3-13
1679	Shop drawing approvals	5	0%	5-6-13	5-10-13
1680	Scrub/program	10	0%	5-13-13	5-24-13
1681	Procure/Fabricate steel	29	0%	5-27-13	7-4-13
1682	Delivery/unload/shake out	2	0%	7-5-13	7-8-13
1683	Erect Steel	2	0%	7-10-13	7-11-13
1684	Bolt/ Detail/ Deck	4	0%	7-18-13	7-23-13
Steel Seq. 25					
1685	Produce shop drawings	20	0%	4-22-13	5-17-13
1686	Shop drawing approvals	5	0%	5-20-13	5-24-13
1687	Scrub/program	10	0%	5-27-13	6-7-13
1688	Procure/Fabricate steel	23	0%	6-10-13	7-10-13
1689	Delivery/unload/shake out	1	0%	7-11-13	7-11-13
1690	Erect Steel	3	0%	7-12-13	7-16-13
1691	Bolt/ Detail/ Deck	5	0%	7-24-13	7-30-13
Steel Seq. 17					
1692	Produce shop drawings	20	0%	4-15-13	5-10-13
1693	Shop drawing approvals	5	0%	5-13-13	5-17-13
1694	Scrub/program	10	0%	5-20-13	5-31-13
1695	Procure/Fabricate steel	28	0%	6-3-13	7-10-13
1696	Delivery/unload/shake out	3	0%	7-11-13	7-15-13
1697	Erect Steel	4	0%	7-17-13	7-22-13
1698	Bolt/ Detail/ Deck	4	0%	7-31-13	8-5-13
Steel Seq. 26 Canopy and Padock					
1699	Produce shop drawings	20	0%	4-22-13	5-17-13
1700	Shop drawing approvals	5	0%	5-20-13	5-24-13
1701	Scrub/program	10	0%	5-27-13	6-7-13
1702	Procure/Fabricate steel	23	0%	6-10-13	7-10-13
1703	Delivery/unload/shake out	3	0%	7-11-13	7-15-13



Actual Work — Critical Remaining ...
Remaining Work ◆ Milestone

Page 19 of 20

Data Date 3-4-13

Date 3-22-13

Activity ID

Activity Name

Original Duration

Duration % Complete

Start

Finish

J F A M J J A S O N D J F A M J J

1704 Erect Steel

4

0%

7-23-13

7-26-13

1705 Bolt/ Detail/ Deck

4

0%

7-29-13

8-1-13

Actual Work

Remaining Work

Critical Remaining ...

Milestone

Data Date 3-4-13

Date 3-22-13

EXHIBIT C

CONTRACTOR’S PERSONNEL

EXHIBIT C

CONTRACTOR’S PERSONNEL

Pre-approved Reimbursable Contractor’s Personnel On site

Accounting Clerk - TBD

Document Control Clerk - Cindy Johnson

Project Executive - Stan Wielgosz

Project Executive - Steve L’Hommedieu

Senior Project Manager - Jere Sheehan

Project Manager (Finishes) - TBD

Assistant Project Manager (MEP) - TBD

Assistant Project Manager (Site/Track) - Gavin Ackermann

Assistant Project Manager (Core & Shell) - TBD

General Superintendent - Marvin Chapman

Superintendent (Core & Shell) - Art Petrucci

Superintendent (Site/Track) - Jack Holecz

Site Safety Professional - Kurt Gore

Senior Project Manager (Compressed Schedule) - Scott J. Davis

Superintendent (Compressed Schedule) - TBD

Designer / Expeditor - TBD

Pre-Approved Reimbursable Contractor’s Personnel Off Site

Scheduling Personnel

Purchasing Personnel

Accounting Personnel

Estimating Personnel

IT Personnel

Safety / Quality Personnel

**	Personnel may be added or deleted subject to Owner’s approval; such approval shall not be unreasonably withheld.
**	Rates to be provided to Owner under separate document and shall be subject to audit verification.

EXHIBIT D

CONTRACTOR’S OWNED EQUIPMENT

WITH RENTAL RATES

EXHIBIT E

DRAWING LOG

EXHIBIT E

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: ARCHITECT ARCHITECTUAL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
A0.03	GENERAL NOTES, ABBREVIATION & LEGEND				01/28/13	IFC - Issued for Construction	N

-
A0.08	WALL TYPES				01/28/13	IFC - Issued for Construction	N

-
A0.09	WALLY TYPES				01/28/13	IFC - Issued for Construction	N

-
A1.00	OVERALL SITE PLAN				01/28/13	IFC - Issued for Construction	N

-
A1.01	ENLARGED PARTIAL SITE PLAN				01/28/13	IFC - Issued for Construction	N

-
A1.02	ENLARGED PARTIAL SITE PLAN				01/28/13	IFC - Issued for Construction	N

-
A1.03	ENLARGED PARTIAL SITE PLAN				01/28/13	IFC - Issued for Construction	N

-
A1.40	EGRESS PLAN-SERVICE LEVEL				01/28/13	IFC - Issued for Construction	N

-
A1.41	EGRESS PLAN- CASINO LEVEL				01/28/13	IFC - Issued for Construction	N

-
A1.42	EGRESS PLAN- MEZZANINE LEVEL				01/28/13	IFC - Issued for Construction	N

-
A5.01	BUILDING ELEVATIONS				01/28/13	IFC - Issued for Construction	N

-
A6.01	EXTERIOR BUILDING SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A6.02	EXTERIOR BUILDING SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A6.03	EXTERIOR BUILDING SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A6.04	EXTERIOR BUILDING SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A6.05	EXTERIOR BUILDING SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A6.06	EXTERIOR BUILDING SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A6.11	WALL SECTIONS				01/28/13	IFC - Issued for Construction	N

1 W.G.YATES & SONS CONST CO	Page 1	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: ARCHITECT ARCHITECTUAL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes

-
A6.12	WALL SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A6.13	WALL SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A6.14	WALL SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A7.01	STAIR PLANS AND SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A7.02	STAIR PLANS AND SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A7.03	STAIR PLANS AND SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A7.04	STAIR PLANS AND SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A7.05	STAIR PLANS AND SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A7.11	RAMP PLANS AND SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A7.21	ELEVATOR PLANS AND SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A7.22	ELEVATOR PLANS AND SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A7.23	ELEVATOR PLANS AND SECTIONS				01/28/13	IFC - Issued for Construction	N

-
A8.51	MISCELLANEOUS DETAILS				01/28/13	IFC - Issued for Construction	N

-
A8.52	MISCELLANEOUS DETAILS				01/28/13	IFC - Issued for Construction	N

-
A2.00C	ORIENTATION FLOOR PLAN- CASINO LEVEL				01/28/13	IFC - Issued for Construction	N

-
A2.00M	ORIENTATION ROOF PLAN- MEZZANINE LEVEL				01/28/13	IFC - Issued for Construction	N

-
A2.00R	ORIENTATION PLAN- ROOF LEVEL				01/28/13	IFC - Issued for Construction	N

-

1 W.G.YATES & SONS CONST CO	Page 2	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: ARCHITECT ARCHITECTUAL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
A2.00S	ORIENTATION FLOOR PLAN- SERVICE LEVEL				01/28/13	IFC - Issued for Construction	N

-
A2.01C	AREA A- FLOOR PLAN- CASINO LEVEL				01/28/13	IFC - Issued for Construction	N

-
A2.01M	AREA A- FLOOR PLAN- MEZZANINE LEVEL				01/28/13	IFC - Issued for Construction	N

-
A2.01R	AREA A- ROOF PLAN				01/28/13	IFC - Issued for Construction	N

-
A2.01S	AREA A- FLOOR PLAN-SERVICE LEVEL				01/28/13	IFC - Issued for Construction	N

-
A2.02C	AREA B- FLOOR PLAN- CASINO LEVEL				01/28/13	IFC - Issued for Construction	N

-
A2.02M	AREA B- FLOOR PLAN- MEZZANINE LEVEL				01/28/13	IFC - Issued for Construction	N

-
A2.02R	AREA B- ROOF PLAN				01/28/13	IFC - Issued for Construction	N

-
A2.02S	AREA B- FLOOR PLAN- SERVICE LEVEL				01/28/13	IFC - Issued for Construction	N

-
A2.03C	AREA C- FLOOR PLAN- CASINO LEVEL				01/28/13	IFC - Issued for Construction	N

-
A2.03M	AREA C- FLOOR PLAN- MEZZANINE LEVEL				01/28/13	IFC - Issued for Construction	N

-
A2.03R	AREA C- ROOF PLAN				01/28/13	IFC - Issued for Construction	N

-
A2.03S	AREA C- FLOOR PLAN- SERVICE LEVEL				01/28/13	IFC - Issued for Construction	N

-
A2.04C	AREA D- FLOOR PLAN- CASINO LEVEL				01/28/13	IFC - Issued for Construction	N

-
A2.04M	AREA D- FLOOR PLAN- MEZZANINE LEVEL				01/28/13	IFC - Issued for Construction	N

-
A2.04R	AREA D- ROOF PLAN				01/28/13	IFC - Issued for Construction	N

-
A2.04S	AREA D- FLOOR PLAN- SERVICE LEVEL				01/28/13	IFC - Issued for Construction	N

-
A2.05C	AREA E- FLOOR PLAN- CASINO LEVEL				01/28/13	IFC - Issued for Construction	N

1 W.G.YATES & SONS CONST CO	Page 3	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: ARCHITECT ARCHITECTUAL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes

A2.05M	AREA E- FLOOR PLAN- MEZZANINE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A2.05R	AREA E- ROOF PLAN				- 01/28/13	IFC - Issued for Construction	N

A2.05S	AREA E- FLOOR PLAN- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A2.06C	AREA F- FLOOR PLAN- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A2.06M	AREA F- FLOOR PLAN- MEZZANINE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A2.06R	AREA F- ROOF PLAN				- 01/28/13	IFC - Issued for Construction	N

A2.06S	AREA F- FLOOR PLAN- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A2.07C	AREA G- FLOOR PLAN- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A2.07R	AREA G- ROOF PLAN				- 01/28/13	IFC - Issued for Construction	N

A2.07S	AREA G- FLOOR PLAN- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.00C	ORIENTATION RCP- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.00S	ORIENTATION RCP- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.01C	AREA A- REFLECTED CEILING PLAN- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.01S	AREA A- REFLECTED CEILING PLAN- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.02C	AREA B- REFLECTED CEILING PLAN- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.02S	AREA B- REFLECTED CEILING PLAN- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.03C	AREA C- REFLECTED CEILING PLAN- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.03S	AREA C- REFLECTED CEILING PLAN- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

1 W.G.YATES & SONS CONST CO	Page 4	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: ARCHITECT ARCHITECTUAL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes

A3.04C	AREA D- REFLECTED CEILING PLAN- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.04S	AREA D- REFLECTED CEILING PLAN- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.05C	AREA E- REFLECTED CEILING PLAN- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.05S	AREA E- REFLECTED CEILING PLAN- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.06C	AREA F- REFLECTED CEILING PLAN- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.06S	AREA F- REFLECTED CEILING PLAN- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.07C	AREA G- REFLECTED CEILING PLAN- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.07S	AREA G- REFLECTED CEILING PLAN- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A2.010C	SLAB PLAN- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A2.010M	SLAB PLAN- MEZZANINE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A2.010S	SLAB PLAN- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A2.5.100	CASINO ORIENTATION PLAN				- 01/28/13	IFC - Issued for Construction	N

A2.5.900	BOH ORIENTATION PLAN- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A2.5.920	BOH ORIENTATION PLAN- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.5.100	CASINO REFLECTED CEILING ORIENTATION PLAN				- 01/28/13	IFC - Issued for Construction	N

A3.5.101	CASINO AREA A- REFLECTED CEILING PLAN				- 01/28/13	IFC - Issued for Construction	N

A3.5.102	CASINO AREA B- REFLECTED CEILING PLAN				- 01/28/13	IFC - Issued for Construction	N

-

1 W.G.YATES & SONS CONST CO	Page 5	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: ARCHITECT ARCHITECTUAL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
A3.5.103	CASINO AREA C- REFLECTED CEILING PLAN				01/28/13	IFC - Issued for Construction	N

A3.5.200	STADIUM- REFLECTED CEILING PLAN				- 01/28/13	IFC - Issued for Construction	N

A3.5.300	BUFFET- REFLECTED CEILING PLAN				- 01/28/13	IFC - Issued for Construction	N

A3.5.400	STEAKHOUSE- REFLECTED CEILING PLAN				- 01/28/13	IFC - Issued for Construction	N

A3.5.600	OTB- REFLECTED CEILING PLAN				- 01/28/13	IFC - Issued for Construction	N

A3.5.900	BOH- RC ORIENTATION PLAN- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.5.901	BOH- AREA A- RCP- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.5.902	BOH- AREA B- RCP- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.5.910	BOH- RC ORIENTATION PLAN- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.5.911	BOH- AREA B- RCP- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.5.912	BOH- AREA C- RCP- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A3.5.920	BOH- RCP- MEZZANINE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A4.5.100	CASINO AREA A- PLANS				- 01/28/13	IFC - Issued for Construction	N

A4.5.101	CASINO AREA B- PLAN				- 01/28/13	IFC - Issued for Construction	N

A4.5.102	CASINO AREA C- PLANS				- 01/28/13	IFC - Issued for Construction	N

A4.5.200	STADIUM- FLOOR FINISH & KEY ELEVATIONS PLAN				- 01/28/13	IFC - Issued for Construction	N

A4.5.201	STADIUM- FURNITURE PLAN				- 01/28/13	IFC - Issued for Construction	N

A4.5.300	BUFFET- FLOOR FINISH & KEY ELEVATIONS PLAN				- 01/28/13	IFC - Issued for Construction	N

1 W.G.YATES & SONS CONST CO	Page 6	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: ARCHITECT ARCHITECTUAL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
-
A4.5.301	BUFFET- FURNITURE PLAN				01/28/13	IFC - Issued for Construction	N

-
A4.5.400	STEAKHOUSE- FLOOR FINISH & KEY ELEVATIONS				01/28/13	IFC - Issued for Construction	N

-
A4.5.401	STEAKHOUSE- FURNITURE PLAN				01/28/13	IFC -Issued for Construction	N

-
A4.5.500	PUBLIC RESTROOMS 1- PLANS				01/28/13	IFC - Issued for Construction	N

A4.5.501	PUBLIC RESTROOMS 2- PLANS				- 01/28/13	IFC - Issued for Construction	N

A4.5.502	PUBLIC RESTROOMS 3- PLANS				- 01/28/13	IFC -Issued for Construction	N

A4.5.600	OTB- FLOOR FINISH & KEY ELEVATIONS PLAN				- 01/28/13	IFC - Issued for Construction	N

A4.5.601	OTB- FURNITURE PLAN				- 01/28/13	IFC - Issued for Construction	N

A4.5.900	BOH AREA A- PLANS- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A4.5.901	BOH AREA B- PLANS- SERVICE LEVEL				- 01/28/13	IFC - Issued for Construction	N

A4.5.910	BOH AREA A- PLANS- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A4.5.911	BOH AREA B- PLANS- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A4.5.912	BOH AREA C- PLANS- CASINO LEVEL				- 01/28/13	IFC - Issued for Construction	N

A4.5.920	BOH- PLANS- MEZZANINE LEVEL				- 01/28/13	IFC - Issued for Construction	N

-

Drawing Type: CIVIL CIVIL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
T-2	ENLARGED LAYOUT PLAN				01/28/13	IFC - Issued for Construction	N

T-3	ENLARGED LAYOUT PLAN				- 01/28/13	IFC - Issued for Construction	N

1 W.G.YATES & SONS CONST CO	Page 7	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: CIVIL CIVIL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes

T-4	DIRT TRACK PROFILES				- 01/28/13	IFC - Issued for Construction	N

T-5	TURF TRACK PROFILES				- 01/28/13	IFC - Issued for Construction	N

T-6	DETAILS				- 01/28/13	IFC - Issued for Construction	N

T-7	ENLARGED GRADING PLAN - CHUTES				- 01/28/13	IFC - Issued for Construction	N

T-8	DIRT TRACK SECTION- 0+00 TO 2+50				- 01/28/13	IFC - Issued for Construction	N

T-9	DIRT TRACK SECTION- 3+00 TO 6+00				- 01/28/13	IFC - Issued for Construction	N

T-10	DIRT TRACK SECTION- 6+50 TO 10+00				- 01/28/13	IFC - Issued for Construction	N

T-11	DIRT TRACK SECTION- 10+50 TO 13+00				- 01/28/13	IFC - Issued for Construction	N

T-12	DIRT TRACK SECTION- 13+50 TO 16+00				- 01/28/13	IFC - Issued for Construction	N

T-13	DIRT TRACK SECTION- 16+50 TO 19+00				- 01/28/13	IFC - Issued for Construction	N

T-14	DIRT TRACK SECTION- 19+50 TO 22+00				- 01/28/13	IFC - Issued for Construction	N

T-15	DIRT TRACK SECTION- 22+50 TO 25+00				- 01/28/13	IFC - Issued for Construction	N

T-16	DIRT TRACK SECTION- 25+50 TO 28+00				- 01/28/13	IFC - Issued for Construction	N

T-17	DIRT TRACK SECTION- 28+50 TO 31+50				- 01/28/13	IFC - Issued for Construction	N

T-18	DIRT TRACK SECTION- 32+00 TO 36+00				- 01/28/13	IFC - Issued for Construction	N

T-19	DIRT TRACK SECTION- 36+50 TO 40+50				- 01/28/13	IFC - Issued for Construction	N

T-1A	LAYOUT PLAN - EXISTING TOPOGRAPHY				- 01/28/13	IFC - Issued for Construction	N

-

1 W.G.YATES & SONS CONST CO	Page 8	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284 - - 53284 -	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284 - YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: CIVIL CIVIL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
T-1B	LAYOUT PLAN - PROPOSED FACILITY				01/28/13	IFC - Issued for Construction	N

T-20	DIRT TRACK SECTION- 41+00 TO 45+00				- 01/28/13	IFC - Issued for Construction	N

T-21	DIRT TRACK SECTION- 45+50 TO 48+50				- 01/28/13	IFC - Issued for Construction	N

T-22	TURF TRACK SECTION- 49+00 TO 51+50				- 01/28/13	IFC - Issued for Construction	N

T-23	TURF TRACK SECTION- 52+00 TO 52+80				- 01/28/13	IFC - Issued for Construction	N

T-24	TURF TRACK SECTION- 0+00 TO 2+50				- 01/28/13	IFC - Issued for Construction	N

T-25	TURF TRACK SECTION- 3+00 TO 6+50				- 01/28/13	IFC - Issued for Construction	N

T-26	TURF TRACK SECTION- 7+00 TO 10+50				- 01/28/13	IFC - Issued for Construction	N

T-27	TURF TRACK SECTION- 11+00 TO 13+50				- 01/28/13	IFC - Issued for Construction	N

T-28	TURF TRACK SECTION- 14+00 TO 16+50				- 01/28/13	IFC - Issued for Construction	N

T-29	TURF TRACK SECTION- 17+00 TO 19+50				- 01/28/13	IFC - Issued for Construction	N

T-30	TURF TRACK SECTION- 20+00 TO 23+50				- 01/28/13	IFC - Issued for Construction	N

T-31	TURF TRACK SECTION- 23+50 TO 26+50				- 01/28/13	IFC - Issued for Construction	N

T-32	TURF TRACK SECTION- 27+00 TO 30+50				- 01/28/13	IFC - Issued for Construction	N

T-33	TURF TRACK SECTION- 31+00 TO 35+00				- 01/28/13	IFC - Issued for Construction	N

T-34	TURF TRACK SECTION- 35+50 TO 39+50				- 01/28/13	IFC - Issued for Construction	N

T-35	TURF TRACK SECTION- 40+00 TO 42+50				- 01/28/13	IFC - Issued for Construction	N

T-36	TURF TRACK SECTION- 43+00 TO 45+50				- 01/28/13	IFC - Issued for Construction	N

1 W.G.YATES & SONS CONST CO	Page 9	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: CIVIL CIVIL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes

T-37	TURF TRACK SECTION- 46+00 TO 46+20				- 01/28/13	IFC - Issued for Construction	N

CD1.01	PHASE 1 DEMOLITION PLAN				- 01/28/13	IFC - Issued for Construction	N

CD1.02	PHASE 1 DEMOLITION PLAN				- 01/28/13	IFC - Issued for Construction	N

CME1.01	TITLE SHEET				- 01/28/13	IFC - Issued for Construction	N

CME1.02	GENERAL NOTES AND MASTER LEGEND				- 01/28/13	IFC - Issued for Construction	N

CME1.03	DETAILS				- 01/28/13	IFC - Issued for Construction	N

CME1.04	RETAINING WALL DETAILS				- 01/28/13	IFC - Issued for Construction	N

CME1.05	EXISTING CONDITIONS AND DEMOLITION PLAN- WEST				- 01/28/13	IFC - Issued for Construction	N

CME1.06	EXISTING CONDITIONS AND DEMOLITION PLAN- EAST				- 01/28/13	IFC - Issued for Construction	N

CME1.07	PROPOSED TRACK- WEST				- 01/28/13	IFC - Issued for Construction	N

CME1.08	PROPOSED TRACK- EAST				- 01/28/13	IFC - Issued for Construction	N

CME1.09	MASS GRADING PLAN				- 01/28/13	IFC - Issued for Construction	N

CME1.10	MASS GRADING PLAN				- 01/28/13	IFC - Issued for Construction	N

CME1.11	MASS GRADING PLAN				- 01/28/13	IFC - Issued for Construction	N

CME1.12	MASS GRADING PLAN				- 01/28/13	IFC - Issued for Construction	N

CME1.13	MASS GRADING PLAN				- 01/28/13	IFC - Issued for Construction	N

CME1.14	MASS GRADING PLAN				- 01/28/13	IFC - Issued for Construction	N

CME1.15	STORM SEWER PROFILES				- 01/28/13	IFC - Issued for Construction	N

1 W.G.YATES & SONS CONST CO	Page 10	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: CIVIL CIVIL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes

-
CME1.16	STORM SEWER PROFILES				01/28/13	IFC - Issued for Construction	N

-
CME1.17	STORM SEWER PROFILES CP				01/28/13	IFC - Issued for Construction	N

-
CME1.18	STORM SEWER PROFILES CP				01/28/13	IFC - Issued for Construction	N

-
CME1.19	EROSION CONTROL NOTES AND DETAILS				01/28/13	IFC - Issued for Construction	N

-
CSC1.01	TITLE SHEET				01/28/13	IFC - Issued for Construction	N

-
CSC1.02	GENERAL NOTES				01/28/13	IFC - Issued for Construction	N

-
CSC1.03	SITE CONSTRUCTION DETAILS				01/28/13	IFC - Issued for Construction	N

-
CSC1.04	SITE CONSTRUCTION PLAN				01/28/13	IFC - Issued for Construction	N

-
CSC1. 05	SITE CONSTRUCTION PLAN				01/28/13	IFC - Issued for Construction	N

-
CSC1.06	SITE CONSTRUCTION PLAN				01/28/13	IFC - Issued for Construction	N

-
CSC1.07	SITE CONSTRUCTION PLAN				01/28/13	IFC - Issued for Construction	N

-
CSC1.08	SITE CONSTRUCTION PLAN				01/28/13	IFC - Issued for Construction	N

-
CSC1.09	SITE CONSTRUCTION PLAN				01/28/13	IFC - Issued for Construction	N

-
CSC1.10	SITE CONSTRUCTION PLAN				01/28/13	IFC - Issued for Construction	N

-
CSC1.11	UTILITY PLAN				01/28/13	IFC - Issued for Construction	N

-
CSC1.12	UTILITY PLAN				01/28/13	IFC - Issued for Construction	N

-
CSC1.13	STORM DAMAGE GRADING PLAN				01/28/13	IFC - Issued for Construction	N

-

1 W.G.YATES & SONS CONST CO	Page 11	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: CIVIL CIVIL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
CSC1.14	STORM DAMAGE GRADING PLAN				01/28/13	IFC - Issued for Construction	N

-
CSC1.15	STORM DAMAGE GRADING PLAN				01/28/13	IFC - Issued for Construction	N

-
CSC1.16	STORM DAMAGE GRADING PLAN				01/28/13	IFC - Issued for Construction	N

-
CSC1.17	STORM DAMAGE GRADING PLAN				01/28/13	IFC - Issued for Construction	N

-
CSC1.18	STORM DAMAGE GRADING PLAN				01/28/13	IFC - Issued for Construction	N

-
CSC1.19	GRADING DETAILS				01/28/13	IFC - Issued for Construction	N

-
CSC1.20	GRADING DETAILS				01/28/13	IFC - Issued for Construction	N

-
CSC1.21	GRADING DETAILS				01/28/13	IFC - Issued for Construction	N

-
CSC1.22	MANURE STORAGE PAD DETAILS				01/28/13	IFC - Issued for Construction	N

-

Drawing Type: COV SHEET COVER SHEET

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
A0.01	COVER SHEET				01/28/13	IFC - Issued for Construction	N

-

Drawing Type: ELECTRICAL ELECTRICAL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
E0.00	SYMBOL LIST AND GENERAL NOTES				01/28/13	IFC - Issued for Construction	N

-
E0.01	NOTES, FEEDER, AND TRANSFORMER SCHEDULE				01/28/13	IFC - Issued for Construction	N

-
E0.02	FLOOR DUCT DIAGRAMS				01/28/13	IFC - Issued for Construction	N

-
E0.04	PANEL SCHEDULES- NORMAL				01/28/13	IFC - Issued for Construction	N

1 W.G.YATES & SONS CONST CO	Page 12	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: ELECTRICAL ELECTRICAL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes

-
E0.05	PANEL SCHEDULES- NORMAL				01/28/13	IFC - Issued for Construction	N

-
E0.06	PANEL SCHEDULES- NORMAL				01/28/13	IFC - Issued for Construction	N

-
E0.07	PANEL SCHEDULES- EMERGENCY				01/28/13	IFC - Issued for Construction	N

-
E0.08	PANEL SCHEDULES- STANDBY				01/28/13	IFC - Issued for Construction	N

-
E0.09	PANEL SCHEDULES- STANDBY				01/28/13	IFC - Issued for Construction	N

-
E0.10	SINGLE LINE DIAGRAM- NORMAL				01/28/13	IFC - Issued for Construction	N

-
E0.11	SINGLE LINE DIAGRAM- NORMAL				01/28/13	IFC - Issued for Construction	N

-
E0.12	SINGLE LINE DIAGRAM- EMERGENCY- STANDBY				01/28/13	IFC - Issued for Construction	N

-
E0.13	SINGLE LINE DIAGRAM- STANDBY				01/28/13	IFC - Issued for Construction	N

-
E1.01	ENLARGED PARTIAL ELECTRICAL SITE PLAN				01/28/13	IFC - Issued for Construction	N

-
E4.00	ENLARGED ELECTRICAL ROOM PLANS- CASINO LEVEL				01/28/13	IFC - Issued for Construction	N

-
E4.01	ENLARGED ELECTRICAL ROOM PLANS- MEZZ LEVEL				01/28/13	IFC - Issued for Construction	N

-
E2.00C	CASINO LEVEL ELECTRICAL OVERVIEW PLAN				01/28/13	IFC - Issued for Construction	N

-
E2.00M	MEZZANINE LEVEL ELECTRICAL OVERVIEW PLAN				01/28/13	IFC - Issued for Construction	N

-
LV0.00	SYMBOL LIST AND GENERAL NOTES				01/28/13	IFC - Issued for Construction	N

-
LV1.01	ENLARGED PARTIAL LOW VOLTAGE SITE PLAN				01/28/13	IFC - Issued for Construction	N

-
LV4.00	ENLARGED IDF ROOM PLANS- MEZZANINE LEVEL				01/28/13	IFC - Issued for Construction	N

-

1 W.G.YATES & SONS CONST CO	Page 13	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: ELECTRICAL ELECTRICAL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
LV4.01	ENLARGED IDF ROOM PLANS- MEZZANINE LEVEL				01/28/13	IFC - Issued for Construction	N

-
LV7.00	TR BACKBONE RISER DIAGRAM				01/28/13	IFC - Issued for Construction	N

-
E2.00CF	CASINO LEVEL FLOOR DUCT PLAN				01/28/13	IFC - Issued for Construction	N

-
LV2.00C	CASINO LEVEL LOW VOLTAGE OVERVIEW PLAN				01/28/13	IFC - Issued for Construction	N

-
LV2.00M	MEZZANINE LEVEL LOW VOLTAGE OVERVIEW PLAN				01/28/13	IFC - Issued for Construction	N

-
LV2.00CF	CASINO LEVEL FLOOR DUCT PLAN				01/28/13	IFC - Issued for Construction	N

-

Drawing Type: FOOD SERV FOOD SERVICE DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
0FS0.1	SERVICE LEVEL MASTER PLAN- WAREHOUSE				01/28/13	IFC - Issued for Construction	N

-
0FS1.0	SERVICE LEVEL- RECEIVING DOCK EQUIPMENT PLAN				01/28/13	IFC - Issued for Construction	N

-
1FS0.1	CASINO MASTER PLAN AND INDEX				01/28/13	IFC - Issued for Construction	N

-
1FS0.2	CASINO MASTER PLAN- WAREHOUSE				01/28/13	IFC - Issued for Construction	N

-
1FS0.3	MASTER PLAN- CASINO LEVEL				01/28/13	IFC - Issued for Construction	N

-
1FS0.4	MASTER PLAN- STADIUM RESTAURANT				01/28/13	IFC - Issued for Construction	N

-
1FS1.0	WAREHOUSE- EQUIPMENT PLAN				01/28/13	IFC - Issued for Construction	N

-
1FS2.0	CASINO LEVEL- EDR, MAIN KCHN, DISHWASH, BAKE & PASTRY EQUIP				01/28/13	IFC - Issued for Construction	N

-
1FS3.0	CASINO LEVEL- BUFFET SERVERY EQUIPMENT PLAN				01/28/13	IFC - Issued for Construction	N

-
1FS4.0	CASINO LEVEL- STADIUM RESTAURANT EQUIPMENT PLAN				01/28/13	IFC - Issued for Construction	N

1 W.G.YATES & SONS CONST CO	Page 14	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: FOOD SERV FOOD SERVICE DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes

-
1FS5.0	CASINO LEVEL- STEAKHOUSE EQUIPMENT PLAN				01/28/13	IFC - Issued for Construction	N

-
1FS6.0	CASINO LEVEL- GRAB-N-GO SERVICE BARS & LOUNGE BAR EQUIP PLN				01/28/13	IFC - Issued for Construction	N

-
1FS7.0	CASINO LEVEL- CASINO SERVICE BARS & LOUNGE BAR EQUIP PLN				01/28/13	IFC - Issued for Construction	N

-
1FS8.0	CASINO LEVEL- OTB & GRANDSTAND CONCESSION EQUIP PLAN				01/28/13	IFC - Issued for Construction	N

-

Drawing Type: INDEX INDEX

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
A0.02	SHEET INDEX CODE ANALISYS & VACINITY MAP				01/28/13	IFC - Issued for Construction	N

-

Drawing Type: MECH/HVAC MECHANICAL/HVAC DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
M0.00	SYMBOL LIST ABBREVIATIONS, AND SPECIFICATIONS				01/28/13	IFC - Issued for Construction	N

-
M0.01	MECHANICAL SCHEDULES				01/28/13	IFC - Issued for Construction	N

-
M0.05	MECHANICAL DIAGRAMS				01/28/13	IFC - Issued for Construction	N

-
M0.06	MECHANICAL DIAGRAMS				01/28/13	IFC - Issued for Construction	N

-
M0.07	MECHANICAL DIAGRAMS				01/28/13	IFC - Issued for Construction	N

-
M2.00C	CASINO LEVEL MECHANICAL OVERVIEW PLAN				01/28/13	IFC - Issued for Construction	N

-
M2.00M	MEZZANINE LEVEL MECHANICAL OVERVIEW PLAN				01/28/13	IFC - Issued for Construction	N

-
M2.00R	ROOF LEVEL MECHANICAL OVERVIEW PLAN				01/28/13	IFC - Issued for Construction	N

1 W.G.YATES & SONS CONST CO	Page 15	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: MECH/HVAC MECHANICAL/HVAC DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes

-
M2.00S	SERVICE LEVEL MECHANICAL OVERVIEW PLAN				01/28/13	IFC - Issued for Construction	N

-

Drawing Type: PLUMBING PLUMBING DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
P0.00	SYMBOL LIST ABBREVIATIONS, AND SPECIFICATIONS				01/28/13	IFC - Issued for Construction	N

-
P0.01	PLUMBING SCHEDULES				01/28/13	IFC - Issued for Construction	N

-
P0.05	PLUMBING DIAGRAMS				01/28/13	IFC - Issued for Construction	N

-
P1.00	PLUMBING OVERVIEW PLAN				01/28/13	IFC - Issued for Construction	N

-
P4.00	ENLARGED PLUMBING PLANS				01/28/13	IFC - Issued for Construction	N

-
P4.01	ENLARGED PLUMBING PLANS				01/28/13	IFC - Issued for Construction	N

-
P2.00C	CASINO LEVEL PLUMBING OVERVIEW PLAN				01/28/13	IFC - Issued for Construction	N

-
P2.00M	MEZZANINE LEVEL PLUMBING OVERVIEW PLAN				01/28/13	IFC - Issued for Construction	N

-
P2.00R	ROOF LEVEL PLUMBING OVERVIEW PLAN				01/28/13	IFC - Issued for Construction	N

-
P2.00S	SERVICE LEVEL PLUMBING OVERVIEW PLAN				01/28/13	IFC - Issued for Construction	N

-

Drawing Type: STRUC STRUCTURAL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
S0-01	STRUCTURAL COVER SHEET				01/28/13	IFC - Issued for Construction	Y

		1 STEEL FRAMING DD		02/11/13	IFC - Issued for Construction
		2 MILL ORDER PACKAGE		02/19/13	IFC - Issued for Construction
		3 MILL ORDER PACKAGE REV		02/22/13	IFC - Issued for Construction

1 W.G.YATES & SONS CONST CO	Page 16	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: STRUC STRUCTURAL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
	4 MILL ORDER PACKAGE REV 2			03/06/13	IFC - Issued for Construction
S0.02	STRUCTURAL COVER SHEET 2				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
S3.01	PILE AND PILE CAP DETAIL				01/28/13	IFC - Issued for Construction	N

-
S3.02	PILE CAP DETAIL				01/28/13	IFC - Issued for Construction	N

-

S3.40	STEEL FRAME ELEVATIONS				02/11/13	IFC - Issued for Construction	Y

	1 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
	2 MILL ORDER REV			02/22/13	IFC - Issued for Construction
	3 MILL ORDER PACKAGE REV 2			03/06/13	IFC - Issued for Construction
S5.01	CONCRETE DETAILS				01/28/13	IFC - Issued for Construction	N

-
S6.01	STEEL DETAILS				01/28/13	IFC - Issued for Construction	Y

	1 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
S6.02	STEEL DETAILS				01/28/13	IFC - Issued for Construction	Y

	1 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
S6.03	STEEL DETAILS				02/11/13	IFC - Issued for Construction	Y

	1 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
S6.04	STEEL DETAILS				02/11/13	IFC - Issued for Construction	Y

	1 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
S6.10	STEEL DETAILS				02/11/13	IFC - Issued for Construction	Y

	1 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
S6.11	STEEL DETAILS				02/19/13	IFC - Issued for Construction	N

-
S6.12	STEEL DETAILS				02/19/13	IFC - Issued for Construction	Y

	1 MILL ORDER PACKAGE REV 2			03/06/13	IFC - Issued for Construction
S2.01C	FRAMING PLAN- LEVEL 1- AREA “A”				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
S2.01M	FRAMING PLAN- MEZZANINE LEVEL- AREA “A”				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
	3 MILL ORDER PACKAGE REV 2			03/06/13	IFC - Issued for Construction
S2.01P	PILE FOUNDATION PLAN AREA “A”				01/28/13	IFC - Issued for Construction	N

-
S2.01R	FRAMING PLAN- ROOF- AREA “A”				01/28/13	IFC - Issued for Construction	Y

1 W.G.YATES & SONS CONST CO	Page 17	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: STRUC STRUCTURAL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
	3 MILL ORDER REV			02/22/13	IFC - Issued for Construction
S2.01S	FRAMING PLAN- SERVICE LEVEL- AREA “A”				01/28/13	IFC - Issued for Construction	N

-
S2.02C	FRAMING PLAN- LEVEL 1-AREA “B”				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
S2.02M	FRAMING PLAN- MEZZANINE LEVEL- AREA “B”				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
	3 MILL ORDER PACKAGE REV 2			03/06/13	IFC - Issued for Construction
S2.02P	PILE FOUNDATION PLAN AREA “B”				01/28/13	IFC - Issued for Construction	N

-
S2.02R	FRAMING PLAN- ROOF- AREA “B”				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
S2.02S	FRAMING PLAN- SERVICE LEVEL- AREA “B”				01/28/13	IFC - Issued for Construction	N

-
S2.03C	FRAMING PLAN- LEVEL 1- AREA “C”				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
	3 MILL ORDER PACKAGE REV			02/22/13	IFC - Issued for Construction
S2.03M	FRAMING PLAN- MEZZANINE LEVEL- AREA “C”				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
	3 MILL ORDER REV			02/22/13	IFC - Issued for Construction
	4 MILL ORDER PACKAGE REV 2			03/06/13	IFC - Issued for Construction
S2.03P	PILE FOUNDATION PLAN AREA “C”				01/28/13	IFC - Issued for Construction	N

-
S2.03R	FRAMING PLAN- ROOF- AREA “C”				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
	3 MILL ORDER REV			02/22/13	IFC - Issued for Construction
S2.03S	FRAMING PLAN- SERVICE LEVEL- AREA “C”				01/28/13	IFC - Issued for Construction	N

-
S2.04C	FRAMING PLAN- LEVEL 1- AREA “D”				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction

1 W.G.YATES & SONS CONST CO	Page 18	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: STRUC STRUCTURAL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes
	3 MILL ORDER REV			02/22/13	IFC - Issued for Construction
S2.04M	FRAMING PLAN- MEZZANINE LEVEL-AREA “D”				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
	3 MILL ORDER REV			02/22/13	IFC - Issued for Construction
S2.04P	PILE FOUNDATION PLAN AREA “D”				01/28/13	IFC - Issued for Construction	N

-
S2.04R	FRAMING PLAN- ROOF- AREA “D”				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
	3 MILL ORDER REV			02/22/13	IFC - Issued for Construction
S2.04S	FRAMING PLAN- SERVICE LEVEL- AREA “D”				01/28/13	IFC - Issued for Construction	N

-
S2.05C	FRAMING PLAN- LEVEL 1- AREA “E”				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
S2.05M	FRAMING PLAN- MEZZANINE LEVEL- AREA “E”				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
S2.05P	PILE FOUNDATION PLAN AREA “E”				01/28/13	IFC - Issued for Construction	N

-
S2.05R	FRAMING PLAN- ROOF- AREA “E”				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
	3 MILL ORDER REV			02/22/13	IFC - Issued for Construction
S2.05S	FRAMING PLAN- SERVICE LEVEL- AREA “E”				01/28/13	IFC - Issued for Construction	N

-
S2.06C	FRAMING PLAN- LEVEL 1- AREA “F”				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
	3 MILL ORDER REV			02/22/13	IFC - Issued for Construction
	4 MILL ORDER PACKAGE REV 2			03/06/13	IFC - Issued for Construction
S2.06M	FRAMING PLAN- MEZZANINE LEVEL- AREA “F”				01/28/13	IFC - Issued for Construction	Y

	1 STEEL FRAMING DD			02/11/13	IFC - Issued for Construction
	2 MILL ORDER PACKAGE			02/19/13	IFC - Issued for Construction
	3 MILL ORDER REV			02/22/13	IFC - Issued for Construction
S2.06P	PILE FOUNDATION PLAN AREA “F”				01/28/13	IFC - Issued for Construction	N

-
S2.06R	FRAMING PLAN- ROOF- AREA “F”				01/28/13	IFC - Issued for Construction	Y

1 W.G.YATES & SONS CONST CO	Page 19	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

PM Drawing Log

Projects: 53284- - 53284-	Types: First - Last	Drawings: First - Last
All Dates		Show Revisions: Y

Project: 53284- YATES/PARIC PR RIVER DOWNS; OHIO

Drawing Type: STRUC STRUCTURAL DRAWINGS

Drawing					Issued Date	Status	Revisions
	Sent Date Revision	Signed Date	Sent to Firm	Sent to Contact Rev’d Date		Distribution Notes

		1 STEEL FRAMING DD		02/11/13	IFC - Issued for Construction
		2 MILL ORDER PACKAGE		02/19/13	IFC - Issued for Construction
		3 MILL ORDER REV		02/22/13	IFC - Issued for Construction
S2.06S	FRAMING PLAN- SERVICE LEVEL- AREA “F”				01/28/13	IFC - Issued for Construction	N

-
S2.07C	FRAMING PLAN- LEVEL 1- AREA “G”				01/28/13	IFC - Issued for Construction	Y

		1 STEEL FRAMING DD		02/11/13	IFC - Issued for Construction
		2 MILL ORDER PACKAGE		02/19/13	IFC - Issued for Construction
		3 MILL ORDER REV		02/22/13	IFC - Issued for Construction
		4 MILL ORDER PACKAGE REV 2		03/06/13	IFC - Issued for Construction
S2.07M	FRAMING PLAN- MEZZANINE LEVEL- AREA “G”				01/28/13	IFC - Issued for Construction	Y

		1 STEEL FRAMING DD		02/11/13	IFC - Issued for Construction
		2 MILL ORDER PACKAGE		02/19/13	IFC - Issued for Construction
		3 MILL ORDER PACKAGE REV 2		03/06/13	IFC - Issued for Construction
S2.07P	PILE FOUNDATIO PLAN AREA “G”				01/28/13	IFC - Issued for Construction	N

-
S2.07R	FRAMING PLAN- ROOF- AREA “G”				01/28/13	IFC - Issued for Construction	Y

		1 STEEL FRAMING DD		02/11/13	IFC - Issued for Construction
		2 MILL ORDER PACKAGE		02/19/13	IFC - Issued for Construction
		3 MILL ORDER PACKAGE REV 2		03/06/13	IFC - Issued for Construction
S2.07S	FRAMING PLAN- SERVICE LEVEL- AREA “G”				01/28/13	IFC - Issued for Construction	Y

		1 MILL ORDER PACKAGE		02/19/13	IFC - Issued for Construction
		2 MILL ORDER BID PACKAGE REV 2		03/06/13	IFC - Issued for Construction

1 W.G.YATES & SONS CONST CO	Page 20	03/20/13 10:35:54 AM
Date Format - MM/DD/YY		PMDrawingLog.rpt

EXHIBIT F

THE WORK WITH EXCEPTIONS

EXHIBIT G

BID SUMMARY & CLARIFICATIONS

Estimate Summary	Bid date	3/14/2013
RIVER DOWNS
YATES-PARIC
115 Main Street	356,411	SF
Biloxi, MS 39530

		Labor	Material	Equipment	Subcontract	Temp Matl	Equip Rental	Other	Totals
Direct costs	%
Base labor		$4,192,938	$1,591,722	$225,182	$103,805,239	$—	$—	$1,090,890	$110,905,971
Labor burden	24.00%	$1,006,305							$1,006,305
Labor fringes		$—							$—
Labor manhours		103,139
Material sales tax	6.50%		$103,462						$103,462
Equipment Surcharge	6.50%			$14,637					$14,637

Temporary material markup	0.00%					$—			$—
Equipment rental markup	0.00%						$—		$—
Other markup	0.00%							$—	$—
Gross cost		$5,199,243	$1,695,184	$239,819	$103,805,239	$—	$—	$1,090,890	$112,030,375
Gross receipts tax	0.00%								$—
Builder’s risk insurance	0.00%	by owner							$—
	Overall
Overhead	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	$—	$—	$—	$—	$—	$—	$—	$—	$—
Profit	2.75%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	$3,050,836	$—	$—	$—	$—	$—	$—	$—	$3,050,836
Subcontract bond	0.00%								$—
Performance bond	$0	separate $							$—
GL	OCIP								By Owner
Permits/Plan Review Fees	0.00%	building permits by owner							By Owner
Contractor Contingency	‘2%								$2,218,790

Total									$117,300,000

Project Total									$117,300,000

								U/P per GSF	$329.11

Estimate Detail (Combined)	W.G. Yates & Sons Construction Company 100 Decker - Suite 210 Irving, TX 75062 Phone: 972870-1483 Fax: 972870-1076

Estimate File: RIVER DOWNS SOUTHWEST CORNER BUILDOUT 04302013.est - RIVER DOWNS - SW CORNER BUILDOUT, CINCINNATI, OH

Estimator: SGD	Sort Sequences:	1. Divisions
Primary Project Qty: 9000 SF		2. Major Item Code
Estimate UM: Imperial		3. Minor Item Code
4. Not Used

10:50:59AM	4/30/2013

			UNIT COST				TOTAL COST
Item Code	Description	Quantity	Labor $	Material $	Sub $	Equipt $	Labor $	Material $	Sub $	Equipt $	Total Unit $	Item Total $
02 SITEWORK
02300.000 EARTHWORK
02315.000 Excavation and fill
2316.002	Machine fine grade floor	9,300.00 SQFT	0.20				1,860.00				$0.39	$3,647
2316.009	Excavate for slab edge	3.89 CUYD	20.00				77.78				$39.22	$153
2316.011	Excess thickened slab soil	3.89 CUYD			10.00				38.89		$14.42	$56
2316.023	Crushed stone slab fill	229.63 CUYD	25.00	15.00			5,740.74	3,444.44			$72.05	$16,545
2316.100	BACKHOE W/OPERATOR	1.00 MO	4,156.00	1,000.00		2,300.00	4,156.00	1,000.00		2,300.00	$13,215.93	$13,216

Total Excavation and fill							$11,835	$4,444	$39	$2,300		$33,617

Total EARTHWORK							$11,835	$4,444	$39	$2,300		$33,617

02450.000 FOUNDATIONS
02450.000 Foundations and load bearing elements
2450.000	***AUGERCAST PILES & PILE CAPS - IN EXISTING GMP***

Total Foundations and load bearing elements

Total FOUNDATIONS

Total SITEWORK							$11,835	$4,444	$39	$2,300		$33,617

03 CONCRETE
03100.000 FORMWORK
03110.000 Structural CIP forms
3110.701	Floor edge forms	430.00 LNFT	3.25	1.15			1,397.50	494.50			$8.14	$3,499
3111.204	Wood column forms, 16’ to 18’	1,360.00 SQFT	3.15	0.95			4,284.00	1,292.00			$7.64	$10,384
3111.618	Slab form w/2.9 BM/sqft	9,300.00 SQFT	3.50	2.50			32,550.00	23,250.00			$10.70	$99,522
3111.624	Slab edge form	430.00 SQFT	4.75	1.50			2,042.50	645.00			$11.62	$4,995
3111.800	Slab edge forms at metal deck	430.00 LNFT	3.25	1.15			1,397.50	494.50			$8.14	$3,499
3112.100	Chamfer strip	680.00 LNFT	1.75	0.35			1,190.00	238.00			$3.97	$2,699
3112.120	Stair forms	959.50 SQFT	15.00	9.00			14,392.50	8,635.50			$43.23	$41,480

Estimator: SGD	Sort Sequences:	1. Divisions
Primary Project Qty: 9000 SF		2. Major Item Code
Estimate UM: Imperial		3. Minor Item Code
4. Not Used

10:50:59AM	Estimate File: RIVER DOWNS SOUTHWEST CORNER BUILDOUT 04302013.est - RIVER DOWNS - SW CORNER BUILDOUT, CINCINNATI, OH	4/30/2013

			UNIT COST				TOTAL COST
Item Code	Description	Quantity	Labor $	Material $	Sub $	Equipt $	Labor $	Material $	Sub $	Equipt $	Total Unit $	Item Total $
Total Structural CIP forms							$57,254	$35,050				$166,078
03150.000 Concrete accessories
3150.650	Screeds for slab	2,232.00 LNFT	0.35	0.35			781.20	781.20			$1.22	$2,731
3150.900	Form releasing agent	11,090.00 SQFT	0.04	0.04			443.60	443.60			$0.14	$1,551
3150.900	Form releasing agent	959.50 SQFT	0.04	0.04			38.38	38.38			$0.14	$134

Total Concrete accessories							$1,263	$1,263				$4,416

Total FORMWORK							$58,517	$36,313				$170,495

03200.000 CONCRETE REINFORCING
03210.000 Reinforcing steel
3210.130	Supported slab rebar	34.18 TONS		1,200.00	650.00			41,013.00	22,215.37		$2,779.67	$95,002
3210.150	Column rebar	9.93 TONS		1,200.00	650.00			11,916.00	6,454.50		$2,779.67	$27,602
3210.400	Rebar @ stairs	3.27 TONS		1,200.00	650.00			3,924.00	2,125.50		$2,779.67	$9,090

Total Reinforcing steel								$56,853	$30,795			$131,694
03220.000 Welded wire fabric
3220.012	6x6 W2.9/W2.9 mesh	107.42 SQS		20.00	15.00			2,148.30	1,611.23		$52.34	$5,622

Total Welded wire fabric								$2,148	$1,611			$5,622
03240.000 Fibrous reinforcing
3240.011	Fiber reinforcing (fibermesh)	258.33 LBS		5.00				1,291.67			$7.68	$1,983

Total Fibrous reinforcing								$1,292				$1,983

Total CONCRETE REINFORCING								$60,293	$32,407			$139,299

03300.000 CAST IN PLACE CONCRETE
03310.000 Structural concrete
3310.350	**Concrete in slab on grade**	****
3310.392	4500 psi w/pump	190.20 CUYD	20.00	105.00		15.00	3,804.00	19,971.00		2,853.00	$223.47	$42,504
3310.650	**Concrete in columns**	****
3310.688	4500 psi w/crane	26.44 CUYD	25.00	105.00			661.11	2,776.67			$210.24	$5,560
3311.500	**Conc in supported slab**	****
3311.536	5000 psi w/pump	361.67 CUYD	18.00	110.00		15.00	6,510.00	39,783.33		5,425.00	$227.23	$82,180
3311.700	** Slab over metal deck**	****
3311.736	5000 psi w/pump	136.63 CUYD	18.00	110.00		15.00	2,459.33	15,029.26		2,049.44	$227.23	$31,046
3311.900	**Concrete in stairs and landings**	****
3311.936	5000 psi w/pump	44.29 CUYD	35.00	110.00		15.00	1,550.14	4,871.86		664.35	$260.56	$11,540
3315.976	* SOG area *	9,300.00 SQFT
3315.977	* Thickened slab length *	420.00 LNFT

Estimator: SGD	Sort Sequences:	1. Divisions
Primary Project Qty: 9000 SF		2. Major Item Code
Estimate UM: Imperial		3. Minor Item Code
4. Not Used

10:50:59AM	Estimate File: RIVER DOWNS SOUTHWEST CORNER BUILDOUT 04302013.est - RIVER DOWNS - SW CORNER BUILDOUT, CINCINNATI, OH	4/30/2013

			UNIT COST				TOTAL COST
Item Code	Description	Quantity	Labor $	Material $	Sub $	Equipt $	Labor $	Material $	Sub $	Equipt $	Total Unit $	Item Total $
3315.984	* No. of columns *	10.00 EACH
3315.986	* Supported slab area *	9,300.00 SQFT
3315.991	* Slab over metal deck area *	9,300.00 SQFT
3315.992	* No. of concrete stair risers *	34.00 EACH

Total Structural concrete							$14,985	$82,432		$10,992		$172,829
03350.000 Finishing
3350.120	Rub concrete stairs	385.56 SQFT			0.95				366.28		$1.37	$528
3350.130	Machine trowel finish	27,900.00 SQFT			0.85				23,715.00		$1.23	$34,191
3350.131	Point and patch	11,663.94 SQFT	0.15	0.05			1,749.59	583.20			$0.37	$4,326
3350.144	Trowel finish stairs	612.00 SQFT			1.50				918.00		$2.16	$1,324

Total Finishing							$1,750	$583	$24,999			$40,368
03390.000 Curing
3390.010	Protect and cure	28,512.00 SQFT	0.04	0.04			1,140.48	1,140.48			$0.14	$3,987

Total Curing							$1,140	$1,140				$3,987

Total CAST IN PLACE CONCRETE							$17,875	$84,156	$24,999	$10,992		$217,185

Total CONCRETE							$76,392	$180,761	$57,406	$10,992		$526,978

05 METALS
05100.000 STRUCTURAL FRAMING
05120.000 Structural steel
5120.000	STRUCTURAL STEEL	86.00 TONS		2,350.00	1,000.00			202,100.00	86,000.00		$5,050.05	$434,304

Total Structural steel								$202,100	$86,000			$434,304

Total STRUCTURAL FRAMING								$202,100	$86,000			$434,304

05500.000 METAL FABRICATIONS
05520.000 Handrails and railings
5520.011	DECORATIVE STEEL GUARDRAIL @ STAIRS	100.00 LNFT			175.00				17,500.00		$252.30	$25,230

Total Handrails and railings									$17,500			$25,230

Total METAL FABRICATIONS									$17,500			$25,230

Total METALS								$202,100	$103,500			$459,535

06 WOOD & PLASTICS

Estimator: SGD	Sort Sequences:	1. Divisions
Primary Project Qty: 9000 SF		2. Major Item Code
Estimate UM: Imperial		3. Minor Item Code
4. Not Used

10:50:59AM	Estimate File: RIVER DOWNS SOUTHWEST CORNER BUILDOUT 04302013.est - RIVER DOWNS - SW CORNER BUILDOUT, CINCINNATI, OH	4/30/2013

			UNIT COST				TOTAL COST
Item Code	Description	Quantity	Labor $	Material $	Sub $	Equipt $	Labor $	Material $	Sub $	Equipt $	Total Unit $	Item Total $
06000.000 BASIC WOOD & PLASTICS MATERIALS & METHODS
06000.000 Basic wood and plastic materials and methods
6000.000	ROUGH CARPENTRY	1,650.00 BDFT	2.75	0.95			4,537.50	1,567.50			$6.85	$11,304

Total Basic wood and plastic materials and methods							$4,538	$1,568				$11,304

Total BASIC WOOD & PLASTICS MATERIALS & METHODS							$4,538	$1,568				$11,304

Total WOOD & PLASTICS							$4,538	$1,568				$11,304

07 THERMAL & MOISTURE PROTECTION
07200.000 THERMAL PROTECTION
07260.000 Vapor retarders
7260.012	6mil Visqueen subgrade paper	102.30 SQS	5.00	3.50			511.50	358.05			$15.18	$1,553

Total Vapor retarders							$512	$358				$1,553

Total THERMAL PROTECTION							$512	$358				$1,553

07400.000 ROOF & SIDING PANELS
07430.000 Composite panels
7430.000	EXTERIOR SKIN - EXISTING SKIN ON COLUMN LINE “C” MOVES TO COLUMN LINE “A”

Total Composite panels

Total ROOF & SIDING PANELS

07500.000 MEMBRANE ROOFING
07500.000 Membrane roofing
7500.000	MEMBRANE ROOF & ROOF ACCESSORIES	9,300.00 SQFT			15.00				139,500.00		$21.63	$201,123

Total Membrane roofing									$139,500			$201,123

Total MEMBRANE ROOFING									$139,500			$201,123

Total THERMAL & MOISTURE PROTECTION							$512	$358	$139,500			$202,675

08 DOORS & WINDOWS
08100.000 METAL DOORS & FRAMES
08100.000 Metal doors and frames
8100.000	DOORS, FRAMES & HARDWARE - FOH	2.00 EACH	300.00	1,000.00			600.00	2,000.00			$2,123.68	$4,247

Estimator: SGD	Sort Sequences:	1. Divisions
Primary Project Qty: 9000 SF		2. Major Item Code
Estimate UM: Imperial		3. Minor Item Code
4. Not Used

10:50:59AM	Estimate File: RIVER DOWNS SOUTHWEST CORNER BUILDOUT 04302013.est - RIVER DOWNS - SW CORNER BUILDOUT, CINCINNATI, OH	4/30/2013

			UNIT COST				TOTAL COST
Item Code	Description	Quantity	Labor $	Material $	Sub $	Equipt $	Labor $	Material $	Sub $	Equipt $	Total Unit $	Item Total $
8100.001	DOORS, FRAMES & HARDWARE - BOH	2.00 EACH	250.00	600.00			500.00	1,200.00			$1,411.46	$2,823

Total Metal doors and frames							$1,100	$3,200				$7,070

Total METAL DOORS & FRAMES							$1,100	$3,200				$7,070

08800.000 GLASS & GLAZING
08810.000 Glass
8810.000	UPGRADE EXISTING MIXED EXTERIOR SKIN ON COLUMN LINE 6 TO GLASS STOREFRONT & RELOCATE TO TRACKSIDE	960.00 SQFT			40.00				38,400.00		$57.67	$55,363

Total Glass									$38,400			$55,363

Total GLASS & GLAZING									$38,400			$55,363

Total DOORS & WINDOWS							$1,100	$3,200	$38,400			$62,433

09 FINISHES
09100.000 METAL SUPPORT ASSEMBLIES
09100.000 Metal support assemblies
9100.000	FRAMING @ COLUMN LINE “C” IS RELOCATED TO COLUMN LINE “A”
9100.001	NEW DRYWALL PARTITION @ COLUMN LINE “A” - FOH DRYWALL FINISH ON CASINO SIDE & WHITE BOX ON SHELL SIDE	2,400.00 SQFT			25.00				60,000.00		$36.04	$86,504
9100.002	BOH ACOUSTICAL CEILINGS	9,300.00 SQFT			5.00				46,500.00		$7.21	$67,041
9100.010	***NO DRYWALL FINISH, FLOOR FINISH OR PAINT IS INCLUDED IN SHELL SPACE***	EACH

Total Metal support assemblies									$106,500			$153,545

Total METAL SUPPORT ASSEMBLIES									$106,500			$153,545

Total FINISHES									$106,500			$153,545

15 MECHANICAL
15000.000 MECHANICAL
15000.000 Mechanical
15000.000	HVAC DISTRIBUTION - MINIMUM REQ’D TO MAINTAIN TEMP & HUMIDITY	1.00 LS			98,000.00				98,000.00		$141,290.37	$141,290

Total Mechanical									$98,000			$141,290

Estimator: SGD	Sort Sequences:	1. Divisions
Primary Project Qty: 9000 SF		2. Major Item Code
Estimate UM: Imperial		3. Minor Item Code
4. Not Used

10:50:59AM	Estimate File: RIVER DOWNS SOUTHWEST CORNER BUILDOUT 04302013.est - RIVER DOWNS - SW CORNER BUILDOUT, CINCINNATI, OH	4/30/2013

			UNIT COST				TOTAL COST
Item Code	Description	Quantity	Labor $	Material $	Sub $	Equipt $	Labor $	Material $	Sub $	Equipt $	Total Unit $	Item Total $
Total MECHANICAL									$98,000			$141,290

15300.000 FIRE PROTECTION PIPE
15300.000 Fire protection pipe
15300.000	FIRE PROTECTION - MINIMUM TO MEET CODE	1.00 LS			28,250.00				28,250.00		$40,729.11	$40,729

Total Fire protection pipe									$28,250			$40,729

Total FIRE PROTECTION PIPE									$28,250			$40,729

15400.000 PLUMBING FIXTURES & EQUIPMENT
15400.000 Plumbing fixtures and equipment
15400.000	***NO PLUMBING IS INCLUDED IN SHELL SPACE***

Total Plumbing fixtures and equipment

Total PLUMBING FIXTURES & EQUIPMENT

Total MECHANICAL									$126,250			$182,019

16 ELECTRICAL
16000.000 ELECTRICAL
16000.000 Electrical
16000.000	ELECTRICAL - MINIMUM POWER & LIGHTS TO MEET CODE	1.00 LS			49,500.00				49,500.00		$71,366.06	$71,366
16000.001	WALKER DUCT FOR ADDED SLAB AREA	1.00 LS			138,291.00				138,291.00		$199,379.46	$199,379

Total Electrical									$187,791			$270,746

Total ELECTRICAL									$187,791			$270,746

Total ELECTRICAL									$187,791			$270,746

ESTIMATE TOTALS							$94,375	$392,431	$759,386	$13,292		$1,902,852

Estimate Detail (Combined)	YATES-PARIC 115 MAIN STREET BILOXI, MS 39530 Phone: Fax:

Estimate File: RIVER DOWNS GRANDSTAND AND JOCKEY QUARTERS PRICING ANALYSIS 03282013.est - RIVER DOWNS - GRANDSTAND & JOCKEY QUARTERS ANALYSIS, CINCINNATI, OH

Estimator: SGD	Sort Sequences:	1. Alternates
Primary Project Qty: 0 SF		2. Divisions
Estimate UM: Imperial		3. Major Item Code
4. Minor Item Code

4:28:05PM	3/28/2013

			UNIT COST				TOTAL COST
Item Code	Description	Quantity	Labor $	Material $	Sub $	Equipt $	Labor $	Material $	Sub $	Equipt $	Total Unit $	Item Total $
00 ADD VIP SUITE TO CROWS NEST
03 CONCRETE
03000.000 BASIC CONCRETE MATERIALS & METHODS
03000.000 Basic materials and methods
3000.030	VIP SUITE & BATHROOM - CORE & SHELL	1.00 LS			54,000.00				54,000.00		$57,067.20	$57,067
3000.040	AMTOTE - CORE & SHELL	1.00 LS			51,000.00				51,000.00		$53,896.80	$53,897

Total Basic materials and methods									$105,000			$110,964

Total BASIC CONCRETE MATERIALS & METHODS									$105,000			$110,964

Total CONCRETE									$105,000			$110,964

09 FINISHES
09000.000 BASIC FINISH MATERIALS & METHODS
09000.000 Basic finish materials and methods
9000.015	VIP SUITE & BATHROOM - FINISHES	1.00 LS			50,000.00				50,000.00		$52,840.00	$52,840
9000.020	AMTOTE - FINISHES	1.00 LS			20,000.00				20,000.00		$21,136.00	$21,136

Total Basic finish materials and methods									$70,000			$73,976

Total BASIC FINISH MATERIALS & METHODS									$70,000			$73,976

Total FINISHES									$70,000			$73,976

12 FURNISHINGS
12400.000 FURNISHINGS & ACCESSORIES
12400.000 Furnishings and accessories
12400.005	VIP SUITE & BATHROOM - OWNER FFE	1.00 LS			75,000.00				75,000.00		$79,260.00	$79,260

Total Furnishings and accessories									$75,000			$79,260

Total FURNISHINGS & ACCESSORIES									$75,000			$79,260

Total FURNISHINGS									$75,000			$79,260

Estimator: SGD	Sort Sequences:	1. Alternates
Primary Project Qty: 0 SF		2. Divisions
Estimate UM: Imperial		3. Major Item Code
4. Minor Item Code

4:28:05PM	Estimate File: RIVER DOWNS GRANDSTAND AND JOCKEY QUARTERS PRICING ANALYSIS 03282013.est - RIVER DOWNS - GRANDSTAND & JOCKEY QUARTERS ANALYSIS, CINCINNATI, OH	3/28/2013

				UNIT COST			TOTAL COST
Item Code	Description	Quantity	Labor $	Material $	Sub $	Equipt $	Labor $	Material $	Sub $	Equipt $	Total Unit $	Item Total $
16 ELECTRICAL
16000.000 ELECTRICAL
16000.000 Electrical
16000.005	VIP SUITE & BATHROOM - MEPFP	1.00 LS			56,000.00				56,000.00		$59,180.80	$59,181
16000.050	AMTOTE - MEPFP	1.00 LS			52,000.00				52,000.00		$54,953.60	$54,954

Total Electrical									$108,000			$114,134

Total ELECTRICAL									$108,000			$114,134

Total ELECTRICAL									$108,000			$114,134

Total ADD VIP SUITE TO CROWS NEST									$358,000			$378,334

RIVER DOWNS

CINCINNATI, OH

CLARIFICATIONS

JUNE 24, 2013

GENERAL CONDITIONS

a.	Tie in and extension of existing utilities for temporary and permanent use is included. All temporary power, water, sewer and usage fees for temporary facilities are by Contractor throughout the construction duration. All permanent power is by Owner.

b.

Project duration is included for a May 1, 2014 Open to Public, subject to all Regulatory Approvals and completion of Owner responsibilities outside the control of the contractor. We have assumed a readily available workforce and an uninterrupted supply of material and equipment. Project schedule assumes 15 weather days. Weather days/abnormal weather is described as a weather condition that adversely affects critical path work in excess of 25% of the planned work and or precipitation is in excess of a  1/4”. Catastrophic weather events to include flooding, tornados excessive frozen precipitation will be assessed day for a day.

c.	The cost of a Performance and Payment Bond has been excluded. Performance and Payment Bond can be provided for an additional amount of 1% of final contract price. Bond availability and insurance is subject to surety approval. Builders Risk insurance must be in place prior to the issuance of a Performance and Payment Bond.

d.	All FFE is included per the Responsibility Matrix dated February 28, 2013.

e.	No tap or impact fees are included in the budget, all deposits are excluded.

f.	No Permanent Utility Service Fees, Utility Service Deposits, Hook Up Fees, or Assessments are included.

g.	Additional costs resulting from any tax or additional fees imposed under any statute, court decision or regulation becoming effective after acceptance of the GMP is excluded.

h.	Building Permit and Plan Review fees are excluded. The Contractor may be required to pay for early permit fees and such fees shall be reimbursed and invoiced outside of the GMP.

i.	All 3rd party testing laboratory costs including water intrusion testing are excluded.

j.	The cost of insurance covered under the OCIP and the additional insurance required from enrolled and excluded parties (non-OCIP) are excluded from the GMP pursuant to Exhibit O.

k.	All agreed upon allowances as listed, are net numbers and include material, installation, components associated with the allowance, bonds, fee, General Conditions, Insurances and taxes. General Contractor does not represent that allowances are adequate for Design, Owner or Cost Intent.

l.	Design build fees are included at the backside facilities only. We are providing design assist services for the MEPFP.

m.	We have excluded any cost for a code consultant if one should be required.

n.	Selected subcontractor values used in the budget include bond cost. Contractor makes no representation that all subcontractor bonds will be provided.

o.	Contractors Burden Rate is included and set at a rate of 36% for non-union management personnel. Rate is auditable.

p.	GMP pricing is based on the drawings log offered in a separate attachment to the contract.

q.	Construction related costs for the Owner VIP Suite and Amtote areas located at the Crow’s Nest Level of the Grand Stand have been added to GMP in the amount of $378,334. Scope of work to include full core and shell, finishes and MEPFP build out for this added area.

r.	Gaming Floor Podium White Box Shell Out area has been added to the GMP in the amount of $1,902,852. Scope of work to include full core and shell, MEPFP rough in only to meet code and “white box” finishes only. No flooring, wall finishes or paint is included. This area is located in the Southwest corner of the podium between column lines A6-A11 to C6-C11 and to include the stair area at column lines A6- A5 to B6-B5.

DIVISION 02

a.	Demolition is included as amount currently under subcontract to O’Rourke Wrecking.

b.	We have not included any provisions for underground obstructions. Equitable cost adjustments will be required if obstructions are encountered.

c.	Earthwork, drainage and retaining walls are included as amount currently under subcontract to Trucco.

d.	Water, sewer and gas site utilities are included per GMP bid documents listed on drawing log.

e.	Asphalt paving with aggregate stone base is included per GMP bid documents listed on drawing log.

f.	Concrete paving and walks are included per GMP bid documents listed on drawing log.

g.	Pavement marking and striping are included per GMP bid documents listed on drawing log.

2	River Downs Cincinnati, OH

h.	Chain link security fence at backside facility is included per GMP bid documents listed on drawing log.

i.	Parking/access control gates at VIP parking area are included per GMP bid documents listed on drawing log.

j.	Dirt and turf tracks are included per GMP bid documents listed on drawing log.

k.	Traffic signalization and turn lanes at Kellogg Road entry is excluded in its entirety.

l.	Landscaping/Hardscaping/Irrigation is included as an Allowance of $1,500,000. Track Irrigation is not included in this allowance.

m.	Track irrigation, paddock, winners circle and associated items are included in the track budget.

DIVISION 03

1.	Concrete is included per GMP bid documents listed on drawing log.

2.	Grouting of steel base plates is included.

3.	Hoisting for this scope of work is included.

DIVISION 04

1.	Masonry is included per GMP bid documents listed on drawing log.

DIVISION 05

1.	Structural steel, joist and deck are included per GMP bid documents listed on drawing log.

2.	Miscellaneous metals are included per GMP bid documents listed on drawing log.

3.	126 tons miscellaneous steel is included consisting of framing at roof screen walls, elevator support steel, framing at roof openings, future elevator machine room for the freight traction elevators and roof dunnage for roof top mounted equipment.

4.	Ornamental metals and glass handrails are included per GMP bid documents listed on drawing log.

DIVISION 06

1.	Rough carpentry is included is per GMP bid drawings.

2.	Stalls in new barns are included as 2x8 rough sawn oak.

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3.	We include replacing damaged stall materials in existing barns.

4.	Millwork cost by area is shown on Finishes Matrix included under the Estimate Detail tab dated Feb 28, 2013.

DIVISION 07

1.	All flat roof areas are included as fully mechanically fastened TPO membrane with two layers of 2.25” polyiso insulation. No protective cover is included

2.	We have included cleaning and coating the existing barn roofs with a “Kool Seal” roof coating.

3.	Below grade waterproofing is included at elevator pits

4.	Caulking is included.

5.	Firestopping at rated partitions and ceilings is included per code requirements.

6.	Cementitious spray applied fire proofing is included at gaming facility.

7.	Waterproofing/Air Barrier is included behind profiled metal wall panels.

8.	EIFS, profile metal panels, flat metal panels/fascia, metal screen wall and architectural metal panels are included per GMP bid documents listed on drawing log.

9.	We exclude design responsibility for exterior skin components. We will provide design assistance and coordination through the Yates-Paric BERM process to meet the requirements for the exterior cladding system.

10.	Yates Paric will provide full coordination at the exterior envelope thru the Building Envelope Review Meeting (BERM). All design responsibilities will remain with the architect of record

DIVISION 08

1.	Hollow metal doors, hollow metal frames and hardware have been included at BOH areas.

2.	FOH wood doors, frames and hardware have been included at FOH areas.

3.	Aluminum storefront is included at Gaming and Grandstand areas per GMP bid documents listed on drawing log.

4.	We have included all frames and glazing to be per manufacturer’s standard profiles and colors.

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DIVISION 09

1.	Finishes cost by area is shown on the Finishes and material Matrices found under the Estimate Detail tab dated February 28, 2013.

DIVISION 10

1.	Signage is included per the Responsibility Matrix dated February 28, 2013.

2.	Plastic laminate toilet compartments are included in BOH restrooms.

3.	Toilet accessories are included.

4.	Fire extinguishers & cabinets are included.

5.	Lockers are included as metal single tier at jockey locker room and metal four tier at worker locker room.

DIVISION 11

1.	Dock bumpers, seals, lights and dock levelers are included at the three (3) truck bays at loading dock area.

2.	Food service equipment is included as an Allowance of $5,000,000.

3.	We exclude any equipment at Can Wash and Trash areas and assume anything required here to be vendor provided. Rough-in of MEP is included subject to specifications being provided timely.

4.	We exclude trash compactors. Rough-in of MEP is included subject to specification being provided timely.

5.	We exclude 20 cuyd dumpsters at backside facility.

DIVISION 12

1.	FFE is included in accordance with attached Responsibility Matrix dated February 28, 2013.

DIVISION 13

1.	Backside facility barns and buildings are included per GMP bid documents listed on drawing log. No space program has been received at the time of the GMP agreement.

5	River Downs Cincinnati, OH

DIVISION 14

1.	We have included elevators and escalators based on the layout and stops showing in the GMP drawings. Specifications are based on ThyssenKrupp products.

2.	We have included an allowance of $15,000 for finishes per passenger elevator only.

DIVISION 15

MEPFP systems are based upon the equipment; ductwork and piping completed by the project design-assist members as well as the design narrative from MSA dated January 28, 2013 and associated meetings. Design responsibility remains with the Engineer of Record.

Fire Protection

1.	Wet pipe sprinkler system is included at Gaming, Grandstand/OTB and BOH/ Administrative finished areas.

2.	Fire Protection at the Porte Cochere and the under building parking area is not included.

3.	We have not included a FM200 system.

4.	No Fire Pump is included.

HVAC

1.	Nine (9) variable air volume, roof mounted, air handling units to serve the back of house areas, administration areas, kitchen etc. Units feature solid double wall construction, standard roof curb, factory mounted end devices, mixing box, VFD on supply fan, economizer, return fan, chilled water & hot water coils, discharge plenums, and galvanized drain pans, bag/cartage filters.

2.	Four (4) constant volume roof mounted air handling units to serve casino area. Units feature solid double wall construction, standard roof curb, factory mounted end devices, mixing box, VFD on supply fan, economizer, return fan, chilled water & hot water coils, discharge plenums, and galvanized drain pans, bag/cartage filters.

3.	One (1) Annexair or equivalent constant volume air handling unit to serve casino area. Unit features standard roof curb, energy recovery wheel,

4.	Sixty-two variable air volume boxes with hot water reheat. Units feature insulated rectangular plenums, DDC controls, hot water coil and flexible connection mp duct.

5.	Eight (8) kitchen exhaust systems to serve grease hoods and dishwasher exhaust systems. Exhaust values are not available at time of submission, final quantities to be verified.

6.	Three (3) direct fired natural gas make up air units to serve kitchen systems. MUA units are 100% outdoor air units and feature downblast flat roof curb, and weather hood.

7.	Install exhaust hoods supplied by others. Proposal anticipates make up air connection integral to hood. Make up air units to be ducted directly to hood connection.

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8.	No vibration isolation curbs are included

9.	Rectangular and spiral duct system built to SMACNA standards. Medium pressure duct built to 4” pressure class, low pressure duct built to 2” pressure class.

10.	Welded black iron duct to serve exhaust systems at all kitchen hoods. Cleanouts to be provided at all fittings, change in direction, etc. Aluminum or stainless steel duct to serve dishwasher exhaust.

11.	Toilet exhaust systems to serve all restrooms and janitor closets ducted to the outside per code. Systems utilize roof mounted exhaust fans and spiral duct distribution systems with flexible connections to exhaust grilles.

12.	Four (4) chilled water fan coil units to serve IDF rooms.

13.	Fourteen (14) cabinet unit heaters to serve entrances, vestibules, and stairwells.

14.	Three (3) Liebert style computer room units to serve computer rooms. Units feature upflow design with two way modulating chilled water valve, microprocessor controls, electric reheat, condensate pump, discharge plenum, DX cooling coil for back up cooling with remote mounted condensing unit, and disconnect switch.

15.	Chilled water fan coil unit to serve elevator equipment rooms. Louvered face air devices are included throughout. Proposal carries an allowance for slot type diffusers located at perimeter of casino.

16.	Heat and ventilation is included for the maintenance building.

17.	Wall mounted exhaust fans are included to provide ventilation in barns.

18.	Refrigerant piping to be “Type L” copper with silver soldered joints.

19.	Suction lines to be insulated with 1/2” Armaflex or equal.

20.	Two way valves to be utilized on all terminal boxes and air handling units.

21.	Three way valves will be provided at remote locations to minimize stagnant water.

22.	Chilled and hot water piping to be Standard Weight Black Steel with standard weight fittings and welded and/or mechanical joints in pipe sizes 3” and larger.

23.	Piping 2- 1/2” and smaller to be Type “L” copper with brazed or mechanical joints.

24.	Condenser water piping to be Schedule 40 Black Steel with standard weight fittings, and welded and/or mechanical joints.

25.	Reverse return pipe systems is are included

26.

Condensate drain lines to have  1/2” Armaflex insulation. Chilled and hot water piping 2 1/2” and greater to have 1 1/2” fiberglass insulation. Chilled and hot water piping 2” and smaller to have  1/2” Armaflex insulation. Supply ductwork will be wrapped with 1 1/2” duct wrap with sealed vapor barrier in casino areas only.

27.	Back of house areas with return air plenums to have exposed ductwork. All welded grease duct is to be wrapped with 3M firewrap.

28.	Return duct will be lined with 1/2” duct liner. Return boots below units to have two joints of duct with one elbow for sound attenuation.

29.	Direct digital control (DDC) system is included to control mechanical plant, air handling units, VAV boxes, and fan coil units. Includes workstation, graphics, and 24 hours owner training. System to operate on BACnet protocol and fully communicate with referenced equipment. DDC Sensors to be located in computer rooms, IDF rooms, elevator equipment rooms, etc to monitor temperature in space. DDC system will monitor alarm contacts on all Liebert computer room equipment. Factory trained service and controls technicians will start up and balance the entire mechanical system. DDC Controls on small equipment (Equipment such as elevator cooling, barn exhaust fans)

7	River Downs Cincinnati, OH

30.	Time is included to assist commissioning agent provided by owner’s agent.

31.	Air and water balance is included for our systems.

32.	Certified air and water balance to be completed by our own NEBB certified technicians.

33.	No humidification system is included

Plumbing

1.	Sanitary

a.	Underground sanitary to be Sch 40 PVC and all above ground sanitary and vent piping to be cast iron.

b.	Sanitary will run underground to various areas and then turn vertical up thru garage level at columns to collect discharge from casino level. This will keep heat trace to a minimum.

c.	All piping exposed on garage level will be heat traced.

d.	Trap primers included for all floor drains, bathrooms, kitchens. (No trap primers included for floor drains or floor sinks serving coolers and freezers).

e.	All garage drains to be run into sanitary. Since more than 50% of this area is walled off code requires drains to be piped to sanitary.

f.	No condensate drains from freezer/coolers included.

2.	Grease Waste

a.	(1) 3000-4000 gallon concrete interceptor.

b.	Grease interceptor to be located toward east end of facility near truck dock.

c.	All grease waste piping will be heat traced and insulated.

d.	Grease waste piping will serve main kitchen, employee kitchen, chop house kitchen.

e.	Grandstand to have its own free standing grease interceptor.

f.	All grease waste piping to be cast iron.

3.	Storm

a.	(12) Storm risers located at exterior walls per attached drawing.

b.	Secondary storm system included; Architect / Engineer to specify location of downspout nozzles.

c.	Included storm drainage for porte cochere.

d.	Included storm drainage for the grandstand overhang.

e.	All above ground storm to be cast iron.

f.	Insulate all horizontal.

g.	No heat trace included for any storm piping.

h.	Drains for Terrace level roofs and exterior platforms included.

8	River Downs Cincinnati, OH

4.	Domestic Water

a.	A 4” water service with 3” meter included.

b.	The static water pressure is 86 psi. Residual pressure is 62psi and flow is 1077gpm.

c.	Flow is from third hydrant east of Sutton and static is from second hydrant east of Sutton. This eliminates the need for a booster pump unless the hotel is to be served from the same water service.

d.	We have included non-potable water and backflow preventor for HVAC make-up water and irrigation in central plant.

e.	Frost proof wall hydrants at 100’ intervals are included.

f.	140 degree water will be recirculated throughout to kitchens and 120 degree will be obtained by point of use tempering valves for all public use fixtures.

g.	A water softener will be provided for hot water only.

h.	We have provided water to soda and liquor pump room.

i.	Based on Stainless Steel and Copper.

j.	Backflows (2) 3”.

k.	Re-circulation pumps (4) parallel with by-pass & isolation valves.

l.	Backflow for non-potable system 2” with meter.

m.	Backflow & deduct meter for irrigation.

n.	Expansion tank (2).

o.	Plate heat exchanger with (2) storage tanks.

p.	2 re-circulation pumps between exchangers.

q.	Refrigeration supply 2”

r.	(6) Roof hydrants included.

5.	Natural Gas

a.	Meter location on north side of building will be extended through building to the central plant and kitchens.

b.	Pressure regulating valves vented to exterior, will be provided. Actuated gas valves for kitchen equipment will be furnished and installed.

c.	Interlock with fire protection system by others.

d.	Based on Sch. 40 Blk Iron A53.

e.	4” gas main brought to the Plant in a box.

f.	4” gas to kitchen.

g.	Regulators for kitchen.

h.	Many assumptions made for gas hook-ups in kitchens due to lack of information. Please see drawings which detail drops.

i.	No gas at laundry area.

9	River Downs Cincinnati, OH

6.	Plumbing Fixtures

a.	Water conserving type fixtures will be provided per specifications.

b.	Battery operated sensor type for all front of house and manual flush for back of house fixtures.

c.	Plumbing Fixture Material Budget of $138,000.00 is included.

DIVISION 16

Electrical

All electrical items are to be furnished and installed per the Responsibility Matrix dated February 28, 2013, SD Drawings dated 1/28/2013, MSA Schematic Design Narrative dated 1/28/13.

1.	Distribution, Generators, UPS & Transfer Switches

a.	Furnish and install all electrical service entrance equipment which includes (2) 4000 amp 480/277 volt 3 phase 4 wire service and secondary conduit and wire. All secondary feeders to be aluminum

b.	Furnish and install 285’ of (8) empty 5” PVC concrete encased utility conduits.

c.	Furnish and install (1) 1,500kW 480/277 volt diesel generator along with (1) 300kw 480/277 volt diesel generator and necessary automatic transfer switches.

d.	Furnish and install at minimum (1) 65KVA UPS 15 minutes battery time.

2.	Lighting and Lighting Controls

a.	Furnish and install interior general lighting, which includes can light, troffers, cove lighting, strip lights and egress lighting. Lighting material budget is $1,150,000.00

b.	Labor has been included for the owner furnished fixtures

c.	Furnish and install all lighting controls including a complete dimming and relay panel system as required. Budget for this scope of work is $200,000

d.	Furnish and install ETLC lighting transfer cabinet for emergency dimmable light fixtures

3.	Lightning Protection

a.	Provide and install lighting protection according to UL requirements. Structural Steel to be utilized as the down conductors.

4.	HVAC and Equipment

a.	Provide electrical rough in and single point connection to (1) Central Chiller Plant

b.	Provide electrical rough in and single point connection for exhaust fans

c.	Provide electrical rough in and single point connection for AHU units

d.	Provide electrical rough in and single point connection to pumps and hot water heaters associated with the plumbing scope of work.

e.	Provide electrical rough in for elevators.

f.	Provide electrical rough in for escalators.

g.	Provide electrical rough in for walk in freezers, beer cooler, vegetable cooler and dairy cooler.

h.	Provide electrical rough in and single point connection for uniform conveyors.

10	River Downs Cincinnati, OH

i.	Provide electrical rough in and single point connection for trash compactors.

5.	Restaurant and Kitchens

a.	Provide electrical rough in and single point connection for kitchen equipment located in the following areas.

b.	Furnish and install task light fixtures per food systems notes.

c.	Provide electrical rough in and single point connection for dock levelers.

d.	Provide electrical rough in and single connection for automatic door openers.

e.	Provide electrical rough in for (1) pump located in the soda / liquor room.

6.	Gaming Floor

a.	Furnish and install 36” wiremold header duct.

b.	Furnish and install #4 wiremold duct

c.	Furnish and install power and data cabling for slot machines

d.	Provide power connections to 120 volt gaming related attractions signs

e.	Provide power connections to 120 volt progressive signs

f.	Furnish and install dedicated duplex receptacles to feed ATM machines.

g.	Furnish and install dedicated receptacles to feed my choice kiosk

h.	Furnish and install a complete Telephone & Data distribution network including fiber and cooper cabling and terminations complete. All cabling assumed to be CAT 6. Budget is based on all cabling to be run open in J-hooks.

i.	Provide rough-ins, J hooks, cabling and terminations for CCTV systems. CCTV equipment to be provided by owner.

j.	Provide cabling and termination for card access doors. All equipment to be provide by owner

k.	Provide ceiling mounted speakers along with required cabling. Also provided one paging equipment rack with required amplifiers.

7.	General Power

a.	Furnish and install dryer receptacles

b.	Furnish and install dedicated 20 amp 120 volt duplex receptacles for wash machines.

c.	Provide electrical rough in for hand dryers.

d.	Furnish and install dedicated and general purpose receptacles.

e.	Furnish and install twist lock receptacles located in the IDF rooms

f.	Furnish and install weather proof GFI duplex receptacles

8.	Casino, Restaurants, Back of House, Grandstands Low Voltage and Fire Alarm

a.	Provide a complete distribution network for the Master Antenna Television System for location, including J hooks, copper cabling and terminations. All cabling to be open in J-hooks

b.	Provide complete raceway system for the two way communication system.

c.	Provide power, low voltage rough-ins, cabling and terminations for monitors and big screen televisions and roof mounted satellite dishes. Budget based on all monitors, televisions, satellites and head end equipment to be provided by the owner.

9.	Customer and Employee Parking Lot & Site

a.	Furnish and install twin head metal halide pole light fixtures

b.	Furnish and install single head metal halide pole light fixtures

11	River Downs Cincinnati, OH

c.	Furnish and install decorative entrance pole light fixtures.

d.	Budget included for these fixtures $215,000

10.	Budget based on the use MC Cable throughout the project where allowed by code and the local Authority Having Jurisdiction

12	River Downs Cincinnati, OH

EXHIBIT Q

MILESTONES

EXHIBIT Q

MILESTONES

Revised Design Deliverable Schedule Dates Required for May 1, 2014 Completion

	Issued By	Need By
Demo Plan For Track		N/A
Site Civil/Utilities Complete	1/17/2013	4/8/2013
Track Relocation CDs		4/2/2013
Foundation Package (Piles/Caps)	1/17/2013	3/11/2013
Foundation Permit		3/18/2013
Structure Foundation Permit		1/14/2013
Response to County		2/25/2013
OTB Expansion		3/12/2013
Coordination Review		4/8/2013
Structural Steel Gaming/BOH		3/18/2013
Structural Steel Mill Order		2/20/2013
Rev 1		2/22/2013
Rev 2		3/6/2013
Rev 3		4/1/2013
Structural Steel Podium Permit - Rev 1		5/7/2013
Concrete Podium Structure Permit**		3/22/2013
Grandstand Structural CDs - Not Complete	6/14/2013	5/17/2013
Gaming/BOH Exterior Cladding CDs	Progress Package Issued on 3/20/13	5/1/2013
Barns/Backside CDs - This is Design/Build by YP		5/1/2013
Grandstand MEP Rough In		5/17/2013
Permit Package for Gaming, BOH, and Grand Stand	Status Set Issued 5/1/13	6/10/2013
Interior Design/FFE Complete		50% Complete by 7/15/13 100% Complete by 9/1/13

**	needs to be submitted immediately to County for approval in order to allow review and approval